VANGUARD
TAX-MANAGED
FUND

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE


Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                          [PHOTO]

John C.  Bogle                   John J. Brennan
Chairman                               President


CONTENTS

A Message To Our Shareholders .......    1
The Markets In Perspective ..........    6
Portfolio Profiles ..................    8
Performance Summaries ...............   14
Financial Statements ................   17
Report Of Independent Accountants ...   42

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


The U.S. stock market turned in another astonishing performance in 1997, capping a three-year run during which market averages more than doubled.
Providentially, Vanguard Tax-Managed Fund started in September 1994, just before the advance began. The third year of this remarkable rise, reviewed in this 1997 Annual Report, helped propel the two stock Portfolios of Vanguard Tax-Managed Fund to returns of +33.3% and +27.3%, well above the returns of our peers. Declining interest rates helped push bond returns higher--though not to the lofty levels reached by stocks--and our Balanced Portfolio earned a solid return of +16.6%.

         Our Growth and Income Portfolio produced the highest total return (capital change plus reinvested dividends) of our three Portfolios and provided a near-perfect match with its target index, the Standard & Poor's 500 Composite Stock Price Index. Our Capital Appreciation Portfolio earned a return that was lower but still excellent. Our Balanced Portfolio, as should be expected, provided a return that fell between the spectacular return of stocks and the solid return of municipal bonds. The table at right compares our Portfolios with their respective competitive benchmark standards. The net asset values and income dividends for each Portfolio are presented in the table that follows this letter.

         We point out that none of the Portfolios realized net capital gains in 1997--nor have they since their 1994 inceptions--an important factor in minimizing taxable distributions for our shareholders.

----------------------------------------------------------------
                                                 TOTAL RETURNS
                                                  YEAR ENDED
                                               DECEMBER 31, 1997
----------------------------------------------------------------
TAX-MANAGED GROWTH AND
    INCOME PORTFOLIO                                 +33.3%
Average Growth and Income Fund                       +27.7
S&P 500 Index                                        +33.4
---------------------------------------------------------------
TAX-MANAGED CAPITAL
    APPRECIATION PORTFOLIO                           +27.3%
Average Growth Fund                                  +25.3
Russell 1000 Index                                   +32.9
---------------------------------------------------------------
TAX-MANAGED BALANCED PORTFOLIO                       +16.6%
Average Balanced Fund*                               +19.0
Balanced Composite Index**                           +19.9
---------------------------------------------------------------

 *Bond component not tax-exempt.
**50% Russell 1000 Index, 50% Lehman Brothers
  7-Year Municipal Bond Index.


THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, corporate earnings, and employment grew solidly and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news could not have been better. The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened Wall Street's mood. After a sharp decline in October--the S&P 500 Index tumbled -7% on October 27 alone--stocks resumed their climb. By the time the year was over, the Index produced a +33.4% return for the year, its second-highest return (after that of 1995) in the past two decades.

        Long-term interest rates rose through the first quarter of the year on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April. Then, as the news on inflation got better rather than worse, the yield turned downward, falling to 5.92% by the end of December, 72 basis points below the 6.64% level at which it began the year.

         Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a slim 0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been a precursor of a slowing economy.

         The stock market's gains in 1997 were strongest for the largest companies, particularly for some of the huge blue-chip growth stocks that dominate the S&P 500 Index. Though smaller stocks made up ground versus larger stocks in the third quarter, bigger was clearly better during 1997--as it was in 1995 and 1996 as well. The S&P 500's return of +33.4% in 1997 was 7.7 percentage points higher than that of the rest of the U.S. stock market (as represented by the Wilshire 4500 Index), and a remarkable 11 percentage points above the +22.4% return of the Russell 2000 Index of small-capitalization stocks.

         Within the S&P 500, the +36.5% return of the Index's growth component easily outdistanced the +30.0% return of its value component. Financial-services stocks were the leading industry group, returning +46.9%, followed by the health-care sector with a +42.7% return, and then the utilities sector--which came on strong late in the year--with a gain of +38.1%. Laggards during the period included stocks in the producer-durables (+18.8%) and materials & processing (+12.3%) sectors--generally considered cyclical industries.

1997 PERFORMANCE OVERVIEW

Our GROWTH AND INCOME PORTFOLIO benefited from the U.S. stock market's large-cap bias in 1997, ending the year just a hair behind the S&P 500 Index. The Portfolio's return of +33.3% easily outpaced the +27.7% return of the average growth and income mutual fund.

         As for the Index, it is a tough competitor for all mutual funds since, as a theoretical construct, it does not incur operating or transaction costs, both of which are borne to one degree or another by actual funds. Indeed, we estimate that these two costs total nearly 2% per year for the average equity fund (compared with our low expense ratio of 0.17% and minimal trading costs), which equals a healthy share of our return advantage over our peer group of actively managed funds.

         Our CAPITAL APPRECIATION PORTFOLIO, which tracks an index of the 1,000 largest U.S. stocks, also rode the rising large-cap tide. However, our Portfolio's modest bias toward lower-yielding growth stocks within the Russell 1000 Index--an emphasis aimed at minimizing the taxable income you receive--resulted in a shortfall versus the Index of more than 5 percentage points. While growth stocks led value stocks within the S&P 500, the leadership reversed farther down the market-capitalization ladder. In fact, the return of the Russell 1000 Index's growth component was +30.5%, compared with the +35.2% return of the Index's value component.

         This Portfolio's performance relative to its peer group was excellent. Our +27.3% return outpaced that of our average peer by a full 2 percentage points. Because the Capital Appreciation Portfolio's makeup is biased toward the lower-yielding stocks in the Russell 1000 Index, we do not expect it to track the Index as closely as our Growth and Income Portfolio tracks the S&P 500 Index. However, over time we expect the returns of the Capital Appreciation Portfolio and the Russell 1000 Index to be similar because the short-term differences in returns between the growth and value segments of the market have tended to even out over longer periods. For this same reason, we also expect the total returns of our Growth and Income and Capital Appreciation Portfolios to differ only slightly over the long run (though the Capital Appreciation Portfolio should produce lower taxable income).

        The securities held in the equity portion of our BALANCED PORTFOLIO are similar to the stocks held by Capital Appreciation, while the bond segment is invested in high-grade, intermediate-term tax-exempt bonds. We maintain the tax-exemption for our municipal bond interest only if municipal bonds constitute at least 50% of the Portfolio's assets, so we slightly overweight our bond position to ensure that we meet that requirement. (Our municipal bond position averaged about 51% of assets during 1997.) While this divergence from the 50/50 weighting of our benchmark index was minor, it meant a significant difference in our relative performance, given the wide gap between the +32.9% return of the Russell 1000 Index and the +7.7% return of the Lehman 7-Year Municipal Bond Index. Our +16.6% return trailed that of the composite index by more than 3 percentage points.

        The Balanced Portfolio also recorded a shortfall versus the +19.0% return of its average peer, a difference that is largely accounted for by the fact that our peers invest in taxable bonds that provide higher (pre-tax) yields. In addition, the average balanced fund holds a larger portion of its assets in stocks than our 49% allocation. The interest income earned by the Balanced Portfolio was fully tax-exempt and represented a yield of 4.8% on our average bond assets.

A PERSPECTIVE ON TAXES

A review of our performance over the past year would not be complete without a discussion of how our Portfolios have fared in their quest for tax-efficiency. Since their inception more than three years ago, our Portfolios have met the high standards we set for them, establishing a clear advantage over mutual funds that strive to maximize pre-tax gain but pay little attention to the after-tax gains their shareholders receive. We estimate that taxable capital gains distributions reduced the 1997 return of the average general equity mutual fund from +24.4% on a pre-tax basis to about +21% after taxes--an imposing three-percentage-point reduction. The Portfolios of Vanguard Tax-Managed Fund, by contrast, have preserved almost their entire pre-tax gains because they have neither realized nor distributed capital gains. The table below shows the annualized yields and after-tax yields for each of our Portfolios.

--------------------------------------------------------------------------------
                                                 ANNUALIZED            AFTER-TAX
PORTFOLIO                                           YIELD                YIELD*
--------------------------------------------------------------------------------
Tax-Managed Growth and Income                       1.47%                 0.89%
Tax-Managed Capital Appreciation                    0.62                  0.37
Tax-Managed Balanced                                2.46                  2.37
--------------------------------------------------------------------------------

*Assumes maximum 39.6% marginal tax rate on dividend income.

        The tremendous performance of the stock market over the past three years has helped many mutual funds build up significant gains. Those gains are considered unrealized until the stocks are sold, when the appreciation must be passed on to shareholders in the form of taxable distributions. At year-end, the Growth and Income Portfolio had net unrealized gains of $5.53 per share, or 26% of net asset value; Capital Appreciation, $6.52 per share, or 32% of net asset value; and Balanced, $2.69 per share, or 18% of net asset value.

        While our goal is to avoid realizing these gains, we cannot guarantee for how long we can do so. However, the level of our portfolio turnover is a tiny fraction of the industry average, and we expect it to remain at minimal levels. (In 1997, our Growth and Income

Portfolio had a turnover rate of 2%; Capital Appreciation, 4%; and Balanced, 7%. The average general equity fund turns over its securities at an astonishing annual rate of 83%. Essentially all of the turnover in our Portfolios stemmed either from changes to our target indexes or from our sales of stocks that had losses we could "harvest" to offset future realized capital gains.) By maximizing the benefits of compounding, deferring taxes on gains for as long as possible can provide a powerful boost to your investment returns.

         Our indexing strategy--built on a foundation of buying and holding securities--makes it highly unlikely that frequent selling of stocks will convert our unrealized gains into realized gains. What's more, we have substantial loss carryforwards that we can use to help offset gains that we might be forced to realize in the event that a market downturn prompted heavy redemptions by shareholders. Also, we sell our highest-cost shares first, so the first shares sold during a market pullback are apt to generate realized losses, not gains. Finally, we attempt to limit this possibility by discouraging the participation of short-term speculators and market-timers in our Portfolios. We do this by imposing redemption fees of 2% on shares held less than one year and 1% on shares held from one to five years. This policy seems to be working. Our redemption rates averaged about 3% last year, far below the industry level of 17%.

LIFETIME PERFORMANCE OVERVIEW

A little more than three years is too short a period for judging any mutual fund's performance. However, over their brief life spans the Portfolios of Vanguard Tax-Managed Fund have demonstrated their ability to closely track their target indexes, to outpace their (less tax-efficient) peers, and to help minimize tax bills for their shareholders. Of course, we cannot guarantee that this pattern will persist indefinitely, but we expect that it will do so over an extended period of time. The table below presents the returns of our Portfolios since their inceptions, along with the growth of hypothetical $10,000 investments in each Portfolio, its competitive group, and its benchmark standard. As noted earlier, expenses play a significant role in mutual fund returns. The 0.17% expense ratio (annual expenses as a percentage of average net assets) of our Portfolios is far below the 1.44% in expenses charged by the average equity mutual fund, an advantage that contributed about 1.3 percentage points to the margin of superiority achieved by our equity Portfolios. Our returns versus our higher-cost peers make it clear: Costs matter.

-----------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                  SEP. 6, 1994, TO DEC. 31, 1997
                                                -----------------------------------
                                                 AVERAGE           FINAL VALUE OF
                                                 ANNUAL               A $10,000
                                                  RATE           INITIAL INVESTMENT
-----------------------------------------------------------------------------------
TAX-MANAGED GROWTH AND
  INCOME PORTFOLIO                               +27.1%                  $22,173
Average Growth and Income Fund                   +22.6                    19,644
S&P 500 Index                                    +27.1                    22,164
-----------------------------------------------------------------------------------
TAX-MANAGED CAPITAL
  APPRECIATION PORTFOLIO                         +24.3%                  $20,581
Average Growth Fund                              +21.6                    19,110
Russell 1000 Index                               +26.8                    21,983
-----------------------------------------------------------------------------------
TAX-MANAGED BALANCED PORTFOLIO                   +15.3%                  $16,057
Average Balanced Fund*                           +16.6                    16,629
Balanced Composite Index                         +16.8                    16,726
-----------------------------------------------------------------------------------

*Bond component not tax-exempt.

         An important note about our Balanced Portfolio's relative performance:
As we mentioned, the bond component of our Portfolio is tax-exempt, while that of our balanced fund peers is not. This difference gives a clear advantage--before taxes--to our competitors, who earn higher nominal yields on their bonds, and more than accounts for our relative shortfall. We estimate that our return, on an after-tax basis, would have outpaced our peers by about one percentage point.

         It should go without saying that the annualized returns provided by our Portfolios since their inceptions are simply not sustainable over the long run. The lifetime of Vanguard Tax-Managed Fund has coincided with one of the most bountiful periods ever for the U.S. stock market.

         It is certainly understandable for investors to discount the impact of taxes when returns average more than 30% over a three-year period. But it is a mistake nonetheless. The damage that taxes inflict on mutual fund shareholders--and may well continue to inflict--will be painfully evident when (not if) financial market returns gravitate toward their lower long-term averages and taxes consume a bigger share of gross returns. We believe that attempting to reduce the bite that taxes take from your investment returns is a prudent course in any market environment.

IN SUMMARY

Returns from the U.S. stock market over the past three years--indeed, over the past 15 years--have no precedent in American financial history. Bonds, too, have experienced a remarkable period as yields have generally declined since the early 1980s. While as investors we have every reason to be grateful for the bounty of the financial markets, we also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in stocks and bonds. Make no mistake, the market will demonstrate these risks from time to time.

        However, the greatest risk is failure to invest in the first place. We believe that the best approach to dealing with risk is to hold a balanced portfolio that includes stock funds, bond funds, and money market funds. Investors who maintain such portfolios allocated in accordance with their time horizon, financial situation, tax sensitivity, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.


/s/ JOHN C. BOGLE                 /s/ JOHN J. BRENNAN

John C. Bogle                     John J. Brennan
Chairman of the Board             President

January 26, 1998


PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------
                                                 NET ASSET VALUE PER SHARE
                                                         DECEMBER 31,                DISTRIBUTIONS FROM      DIVIDENDS FROM
                                               ---------------------------              NET REALIZED         NET INVESTMENT
PORTFOLIO                                        1996                1997              CAPITAL GAINS            INCOME
---------------------------------------------------------------------------------------------------------------------------
Tax-Managed Growth and Income                  $15.89              $20.88                 $0.00                 $0.28
Tax-Managed Capital Appreciation                15.95               20.18                  0.00                  0.12
Tax-Managed Balanced                            12.92               14.67                  0.00                  0.37
---------------------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997


U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

         As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                              PERIODS ENDED DECEMBER 31, 1997
                                              --------------------------------
                                                1 YEAR     3 YEARS     5 YEARS
------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                 33.4%       31.2%       20.3%
  Russell 2000 Index                            22.4        22.3        16.4
  MSCI EAFE Index                                2.1         6.6        11.7
-----------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                    9.7%       10.4%        7.5%
  Lehman 10-Year Municipal Bond Index            9.2        10.2         7.6
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                     5.3         5.4         4.7
-----------------------------------------------------------------------------
OTHER
  Consumer Price Index                           1.7%        2.5%        2.6%
-----------------------------------------------------------------------------

         The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

        The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

        The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

        By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

PORTFOLIO PROFILE
Balanced Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------
Yield                                                        2.5%
Turnover Rate                                                  7%
Expense Ratio                                               0.17%
Cash Reserves                                                0.1%


PORTFOLIO ASSET ALLOCATION
-----------------------------------------------------------------
Bonds                                                         51%
Stocks                                                        49%


TOTAL PORTFOLIO VOLATILITY MEASURES
-----------------------------------------------------------------
                                      BALANCED            S&P 500
-----------------------------------------------------------------
R-Squared                                 0.87               1.00
Beta                                      0.55               1.00


TEN LARGEST STOCKS (% OF EQUITIES)
-----------------------------------------------------------------
General Electric Co.                                         3.1%
AES Corp.                                                    2.0
The Coca-Cola Co.                                            2.0
Intel Corp.                                                  1.5
Exxon Corp.                                                  1.4
International Business Machines Corp.                        1.4
Pfizer, Inc.                                                 1.3
Microsoft Corp.                                              1.3
Merck & Co., Inc.                                            1.1
Watson Pharmaceuticals, Inc.                                 1.1
-----------------------------------------------------------------
Top Ten                                                     16.2%
-----------------------------------------------------------------
Top Ten as % of Total Net Assets                             7.9%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------------------------------------
                                                        DECEMBER 31, 1996                  DECEMBER 31, 1997
                                              ---------------------------------------------------------------------
                                                         BALANCED                 BALANCED                  RUSSELL
                                                         PORTFOLIO                PORTFOLIO                  1000
                                              ---------------------------------------------------------------------
Auto & Transportation ...                                    5.0%                      5.1%                    3.6%
Consumer Discretionary ..                                   12.4                      16.0                    10.3
Consumer Staples ........                                    9.0                       6.9                    10.2
Financial Services ......                                   12.1                      11.1                    19.9
Health Care .............                                   12.1                      12.3                    11.4
Integrated Oils .........                                    4.4                       2.8                     5.3
Other Energy ............                                    3.3                       5.1                     1.8
Materials & Processing ..                                    7.6                       6.1                     5.8
Producer Durables .......                                    4.9                       4.1                     4.1
Technology ..............                                   17.6                      18.7                    11.3
Utilities ...............                                    6.2                       6.4                    11.4
Other ...................                                    5.4                       5.4                     4.9
-------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------------------
                                                               RUSSELL
                                           BALANCED               1000
----------------------------------------------------------------------
Number of Stocks                                500                973
Median Market Cap                             $9.6B              $24.9
Price/Earnings Ratio                          23.7x              21.8x
Price/Book Ratio                               4.1x               4.0x
Dividend Yield                                 0.7%               1.6%
Return on Equity                              19.8%              20.0%
Earnings Growth Rate                          22.0%              17.9%
Foreign Holdings                               0.1%                 0%


EQUITY INVESTMENT FOCUS
----------------------------------------------------------------------
[GRAPH]

FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------------------
Number of Issues                                                    87
Yield to Maturity                                                 4.3%
Average Coupon                                                    5.8%
Average Maturity                                             6.1 years
Average Quality                                                    Aa1
Average Duration                                             4.9 years


FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------------------
[GRAPH]

DISTRIBUTION BY MATURITY (% OF BONDS)
----------------------------------------------------------------------
Under 1 Year                                                     10.7%
1-5 Years                                                        26.5
5-10 Years                                                       50.6
10-20 Years                                                      12.2
20-30 Years                                                       0.0
Over 30 Years                                                     0.0
----------------------------------------------------------------------
Total                                                           100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
----------------------------------------------------------------------
Aaa                                                              72.2%
Aa                                                               16.9
A                                                                 6.1
Baa                                                               4.8
Ba                                                                0.0
B                                                                 0.0
Not Rated                                                         0.0
----------------------------------------------------------------------
Total                                                           100.0%


LARGEST STATE CONCENTRATIONS (% OF BONDS)
----------------------------------------------------------------------
New York                                                         17.2%
California                                                       14.9
Pennsylvania                                                      8.5
Michigan                                                          6.6
Ohio                                                              6.1
Texas                                                             5.2
Massachusetts                                                     4.9
Florida                                                           4.6
Washington                                                        3.9
Connecticut                                                       3.4
----------------------------------------------------------------------
Total                                                            75.3%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a portfolio's holdings of bonds, the less the portfolio will be hurt by any financial problems in a single state or region.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS/HOLDINGS. The percentage of equity assets or of total net assets that a portfolio has invested in its ten largest stocks. As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Growth and Income Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                         GROWTH AND
                                             INCOME            S&P 500
----------------------------------------------------------------------
Number of Stocks                                510                500
Median Market Cap                            $35.0B             $34.1B
Price/Earnings Ratio                          21.9x              21.9x
Price/Book Ratio                               4.1x               4.1x
Yield                                          1.5%               1.6%
Return on Equity                              20.4%              20.4%
Earnings Growth Rate                          17.6%              17.6%
Foreign Holdings                               1.9%               1.9%
Turnover Rate                                    2%                 --
Expense Ratio                                 0.17%                 --
Cash Reserves                                  0.1%                 --


EQUITY INVESTMENT FOCUS
----------------------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                         GROWTH AND
                                             INCOME            S&P 500
----------------------------------------------------------------------
R-Squared                                      1.00               1.00
Beta                                           1.00               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------------------
General Electric Co.                                              3.2%
The Coca-Cola Co.                                                 2.2
Microsoft Corp.                                                   2.1
Exxon Corp.                                                       2.0
Merck & Co., Inc.                                                 1.7
Royal Dutch Petroleum Co. ADR                                     1.6
Intel Corp.                                                       1.5
Philip Morris Cos., Inc.                                          1.5
Procter & Gamble Co.                                              1.4
International Business Machines Corp.                             1.4
----------------------------------------------------------------------
Top Ten                                                          18.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------------------------
                                                 DECEMBER 31, 1996                 DECEMBER 31, 1997
                                              ------------------------------------------------------------
                                                   GROWTH AND                GROWTH AND
                                                     INCOME                    INCOME              S&P 500
                                              ------------------------------------------------------------
Auto & Transportation ...                             3.9%                       3.5%                 3.5%
Consumer Discretionary ..                             9.2                        9.8                  9.8
Consumer Staples ........                            11.9                       11.5                 11.5
Financial Services ......                            15.7                       17.7                 17.7
Health Care .............                            10.3                       11.5                 11.4
Integrated Oils .........                             8.1                        7.2                  7.2
Other Energy ............                             1.3                        1.4                  1.4
Materials & Processing ..                             7.2                        5.7                  5.8
Producer Durables .......                             4.8                        4.0                  4.0
Technology ..............                            11.9                       11.3                 11.2
Utilities ...............                            10.3                       10.7                 10.6
Other ...................                             5.4                        5.7                  5.9
----------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Capital Appreciation Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                            CAPITAL            RUSSELL
                                       APPRECIATION               1000
----------------------------------------------------------------------
Number of Stocks                                510                973
Median Market Cap                            $11.1B             $24.9B
Price/Earnings Ratio                          23.8x              21.8x
Price/Book Ratio                               4.1x               4.0x
Yield                                          0.6%               1.6%
Return on Equity                              20.0%              20.0%
Earnings Growth Rate                          20.8%              17.9%
Foreign Holdings                               0.1%               0.0%
Turnover Rate                                    4%                 --
Expense Ratio                                 0.17%                 --
Cash Reserves                                    0%                 --

EQUITY INVESTMENT FOCUS
----------------------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                            CAPITAL                S&P
                                       APPRECIATION                500
----------------------------------------------------------------------
R-Squared                                      0.87               1.00
Beta                                           1.04               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------------------
General Electric Co.                                              3.1%
The Coca-Cola Co.                                                 2.0
Merck & Co., Inc.                                                 1.7
Intel Corp.                                                       1.6
Procter & Gamble Co.                                              1.5
International Business Machines Corp.                             1.4
Pfizer, Inc.                                                      1.3
Microsoft Corp.                                                   1.3
Johnson & Johnson                                                 1.2
Exxon Corp.                                                       1.1
----------------------------------------------------------------------
Top Ten                                                          16.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------------------------------
                                                   DECEMBER 31, 1996                   DECEMBER 31, 1997
                                              ------------------------------------------------------------------
                                                       CAPITAL                  CAPITAL
                                                     APPRECIATION             APPRECIATION          RUSSELL 1000
                                              ------------------------------------------------------------------
Auto & Transportation ...                               3.5%                      3.6%                      3.6%
Consumer Discretionary ..                              15.0                      16.2                      10.3
Consumer Staples ........                               8.6                       8.4                      10.2
Financial Services ......                              11.6                      12.2                      19.9
Health Care .............                              13.2                      13.1                      11.4
Integrated Oils .........                               2.8                       2.2                       5.3
Other Energy ............                               3.1                       3.8                       1.8
Materials & Processing ..                               7.3                       6.4                       5.8
Producer Durables .......                               5.4                       4.3                       4.1
Technology ..............                              19.5                      18.7                      11.3
Utilities ...............                               4.7                       5.5                      11.4
Other ...................                               5.3                       5.6                       4.9
----------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Balanced Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1997
---------------------------------------------------------------------
                         BALANCED PORTFOLIO                COMPOSITE*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1994             -2.3%          0.9%          -1.4%           -1.8%
1995             21.0           3.5           24.5            25.5
1996              9.0           3.2           12.2            13.2
1997             13.5           3.1           16.6            19.9
---------------------------------------------------------------------

*50% Russell 1000 Index, 50% Lehman 7-Year Municipal Bond Index.

See Financial Highlights table on page 38 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------
                                                   TAX-MANAGED
                                                     BALANCED
             BALANCED       AVERAGE BALANCED        COMPOSITE      RUSSELL 1000       LEHMAN 7-YEAR MUNICIPAL
             PORTFOLIO*            FUND              INDEX**          INDEX               BOND INDEX
             ---------      ----------------        ---------     -------------       -----------------------
Sep 6, 94      10000              10000              10000            10000                 10000
1994   09       9920               9920               9877             9910                  9924
1994   12       9860               9812               9854             9872                  9827
1995   03      10576              10409              10580            10811                 10343
1995   06      11255              11163              11225            11829                 10636
1995   09      11949              11804              11883            12883                 10940
1995   12      12278              12292              12364            13600                 11215
1996   03      12589              12611              12680            14350                 11175
1996   06      12860              12895              12966            14935                 11223
1996   09      13196              13275              13303            15422                 11425
1996   12      13777              13983              13999            16653                 11704
1997   03      13732              13966              14106            16911                 11693
1997   06      14997              15398              15465            19754                 12013
1997   09      16012              16465              16354            21479                 12334
1997   12      16057              16629              16726            21983                 12602
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED DECEMBER 31, 1997
                                                    --------------------------------------         FINAL VALUE OF A
                                                    1 YEAR                 SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Balanced Portfolio*                                  16.55%                     15.34%                   $16,057
Average Balanced Fund                                19.00                      16.56                     16,629
Tax-Managed Balanced Composite Index**               19.90                      16.77                     16,726
Russell 1000 Index                                   32.85                      26.79                     21,983
Lehman 7-Year Municipal Bond Index                    7.67                       7.22                     12,602
--------------------------------------------------------------------------------------------------------------------

 *Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

**50% Russell 1000 Index, 50% Lehman 7-Year Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                     INCEPTION                         ------------------------------------
                                                        DATE          1 YEAR           CAPITAL        INCOME        TOTAL
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio*                                   9/6/1994        16.55%           12.18%          3.16%         15.34%
---------------------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

PERFORMANCE SUMMARY
Growth and Income Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1997
-------------------------------------------------------------------
                     GROWTH AND INCOME PORTFOLIO            S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
-------------------------------------------------------------------
1994             -2.6%          0.9%          -1.7%           -1.8%
1995             34.7           2.8           37.5            37.6
1996             20.7           2.3           23.0            23.0
1997             31.4           1.9           33.3            33.4
-------------------------------------------------------------------

See Financial Highlights table on page 39 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1997
------------------------------------------------------------------------
             GROWTH AND INCOME       AVERAGE GROWTH AND          S&P 500
                PORTFOLIO*              INCOME FUND               INDEX
             -----------------       ------------------          -------
Sep 6, 94       10000                   10000                     10000
1994   09        9831                    9831                      9826
1994   12        9830                    9690                      9824
1995   03       10787                   10470                     10781
1995   06       11818                   11345                     11810
1995   09       12753                   12157                     12749
1995   12       13519                   12731                     13516
1996   03       14238                   13410                     14241
1996   06       14888                   13886                     14881
1996   09       15344                   14277                     15341
1996   12       16633                   15393                     16619
1997   03       17070                   15530                     17065
1997   06       20051                   17863                     20044
1997   09       21548                   19438                     21545
1997   12       22173                   19644                     22164
------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED DECEMBER 31, 1997
                                                    --------------------------------------        FINAL VALUE OF A
                                                    1 YEAR                 SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio*                         33.31%                     27.13%                   $22,173
Average Growth and Income Fund                       27.67                      22.57                     19,644
S&P 500 Index                                        33.36                      27.11                     22,164
-------------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                      INCEPTION                         -----------------------------------
                                                         DATE          1 YEAR           CAPITAL        INCOME        TOTAL
---------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio*                            9/6/1994        33.31%           24.73%          2.40%       27.13%
---------------------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

PERFORMANCE SUMMARY
Capital Appreciation Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-DECEMBER 31, 1997
---------------------------------------------------------------------
                   CAPITAL APPRECIATION PORTFOLIO        RUSSELL 1000
FISCAL           CAPITAL       INCOME         TOTAL          TOTAL
YEAR             RETURN        RETURN        RETURN         RETURN
---------------------------------------------------------------------
1994             -0.9%          0.4%          -0.5%           -1.9%
1995             33.5           0.9           34.4            37.8
1996             20.1           0.8           20.9            22.4
1997             26.5           0.8           27.3            32.9
---------------------------------------------------------------------

See Financial Highlights table on page 39 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 6, 1994-DECEMBER 31, 1997
---------------------------------------------------------------------------------------
                 CAPITAL APPRECIATION           AVERAGE                    RUSSELL 1000
                      PORTFOLIO*              GROWTH FUND                      INDEX
                 --------------------         -----------                  ------------
Sep 6, 94              10000                      10000                        10000
1994 09                 9910                       9910                         9910
1994 12                 9950                       9779                         9872
1995 03                10860                      10505                        10811
1995 06                11950                      11493                        11829
1995 09                12990                      12474                        12883
1995 12                13371                      12798                        13600
1996 03                14166                      13481                        14350
1996 06                14750                      14044                        14935
1996 09                15213                      14456                        15422
1996 12                16169                      15260                        16653
1997 03                16138                      15065                        16911
1997 06                18845                      17409                        19754
1997 09                20974                      19302                        21479
1997 12                20581                      19110                        21983
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                          PERIODS ENDED DECEMBER 31, 1997
                                                    --------------------------------------       FINAL VALUE OF A
                                                    1 YEAR                 SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio*                      27.29%                     24.30%                $20,581
Average Growth Fund                                  25.30                      21.55                  19,110
Russell 1000 Index                                   32.85                      26.79                  21,983
-------------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                                        INCEPTION                        ------------------------------------
                                                           DATE          1 YEAR           CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio*                          9/6/1994        27.29%           23.42%          0.88%        24.30%
-----------------------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

FINANCIAL STATEMENTS
December 31, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. The Balanced and Capital Appreciation Portfolios' common stocks are grouped and subtotaled by industry sector. The Growth and Income Portfolio's S&P 500 Index common stocks are listed in descending market value order. The Balanced Portfolio's municipal bond holdings are grouped and subtotaled by state. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
BALANCED PORTFOLIO                            SHARES            (000)
---------------------------------------------------------------------
COMMON STOCKS (48.6%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (2.5%)
-  AMR Corp.                                   1,400       $     180
-  Atlas Air, Inc.                             1,800              43
   Autoliv, Inc.                               1,811              59
   Bandag, Inc.                                  300              16
   Burlington Northern Santa Fe Corp.          1,246             116
   CNF Transportation, Inc.                      900              35
   Chrysler Corp.                              3,732             131
-  Consolidated Freightways Corp.              5,750              79
-  Continental Airlines, Inc. Class B         11,000             529
   Delta Air Lines, Inc.                       1,200             143
-  Federal Express Corp.                       1,800             110
   Ford Motor Co.                              5,300             258
-  Fritz Cos., Inc.                            2,000              28
   General Motors Corp.                        4,200             255
   Harley-Davidson, Inc.                       3,400              93
   Kansas City Southern
     Industries, Inc.                          3,000              95
-  Lear Corp.                                  1,600              76
   LucasVarity PLC ADR                         1,656              58
-  Northwest Airlines Corp. Class A            2,400             115
   Pittston Burlington Group                     400              11
   Southwest Airlines Co.                      4,650             115
-  UAL Corp.                                   1,200             111
   Union Pacific Corp.                           359              22
-  US Airways Group, Inc.                      3,800             238
-  Wisconsin Central
     Transportation Corp.                      2,300              54
                                                          -----------
                                                               2,970
                                                          -----------
CONSUMER DISCRETIONARY (7.7%)
-  AccuStaff, Inc.                             2,700              62
-  ACNielson Corp.                             3,200              78
   Alberto-Culver Co. Class B                  1,600              51
-  America Online, Inc.                        1,700             152
-  AutoZone Inc.                               3,100              90
   BHC Communications, Inc. Class A              500              65
-  Barnes & Noble, Inc.                        4,000             133
-  Bed Bath & Beyond, Inc.                     2,000              77
-  Blyth Industries, Inc.                      1,950              58
-  Boise Cascade Office
     Products Corp.                            3,200              48
-  Borders Group, Inc.                         3,400             106
-  Brinker International, Inc.                 1,300              21
-  Cendant Corp.                               9,747             335
-  Chancellor Media Corp.                      1,500             112
-  Choice Hotel International, Inc.              800              13
-  Chris-Craft Industries, Inc.                1,176              61
   Cintas Corp.                                  400              16
   Circuit City Stores, Inc.                   2,100              75
-  Circus Circus Enterprises Inc.              3,400              70
-  Clear Channel Communications                1,700             135
   Cognizant Corp.                             2,200              98
-  Consolidated Stores, Inc.                   2,187              96
-  Corporate Express, Inc.                     4,650              60
-  Corrections Corp. of America                2,600              96
-  Costco Cos., Inc.                           3,000             134
   Cracker Barrel Old Country
     Stores, Inc.                              2,300              77
   Dillard's Inc.                              1,600              56
   The Walt Disney Co.                         5,600             555
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                                                               MARKET
                                                               VALUE*
BALANCED PORTFOLIO                            SHARES            (000)
---------------------------------------------------------------------
   Eastman Kodak Co.                           2,000       $     122
-  Electronic Arts Inc.                        2,400              91
   Fastenal Co.                                1,400              54
-  Federated Department Stores                 2,800             121
-  Fruit of the Loom, Inc.                     2,700              69
   The Gap, Inc.                               3,000             106
-  Gartner Group, Inc. Class A                 2,300              86
   Gaylord Entertainment Co. Class A           2,900              93
-  General Nutrition Cos., Inc.                3,300             112
-  GTech Holdings Corp.                        2,200              70
-  HSN, Inc.                                   1,900              98
-  Harrah's Entertainment, Inc.                3,900              74
   Hasbro, Inc.                                1,350              43
   Home Depot, Inc.                            6,300             371
-  Host Marriott Corp.                         4,100              80
-  Host Marriott Services Corp.                  420               6
   IKON Office Solutions                       2,700              76
-  ITT Corp.                                   1,600             133
   International Game Technology               3,200              81
-  Jones Apparel Group, Inc.                   1,800              77
-  Kmart Corp.                                 7,600              88
   King World Productions, Inc.                1,600              92
-  Kohls Corp.                                 1,700             116
   La Quinta Inns Inc.                         4,050              78
   The Limited, Inc.                           1,469              37
-  Lin Television                              1,250              68
   Lowe's Cos., Inc.                           1,400              67
-  MGM Grand, Inc.                             2,000              72
   Manpower Inc.                                 900              32
   Marriott International                      1,500             104
   Mattel, Inc.                                3,387             126
   McDonald's Corp.                            6,200             296
-  Fred Meyer Inc.                             2,600              95
-  Mirage Resorts, Inc.                        4,100              93
   Newell Co.                                  1,800              76
   NIKE, Inc. Class B                          1,500              59
-  Nine West Group, Inc.                       2,400              62
   Nordstrom, Inc.                               500              30
-  Office Depot, Inc.                          4,000              96
-  OfficeMax, Inc.                             4,600              66
-  Outback Steakhouse                          3,300              95
-  Payless ShoeSource, Inc.                    1,500             101
   J.C. Penney Co., Inc.                       1,178              71
   Pep Boys (Manny, Moe & Jack)                  200               5
-  PETsMART, Inc.                                600               4
   Pittston Brink's Group                        800              32
-  Planet Hollywood
     International, Inc. Class A               3,400              45
-  PriceSmart, Inc.                              350               6
-  PRIMEDIA Inc.                               5,000              63
-  Promus Hotel Corp.                          1,665              70
-  Reebok International Ltd.                   2,200              63
-  Robert Half International, Inc.             2,400              96
   Rubbermaid, Inc.                            1,800              45
   Russell Corp.                                 600              16
-  Spiegel, Inc. Class A                       1,500               7
-  Staples, Inc.                               3,050              85
-  Starbucks Corp.                             2,100              81
   Stewart Enterprises, Inc. Class A           1,900              89
-  Sunburst Hospitality Corp                     266               3
   Sunbeam Corp.                               2,400             101
   Talbots Inc.                                   50               1
-  Tele-Communications Liberty
     Media Group Class A                       3,712             135
   Time Warner, Inc.                           4,300             267
-  Toys R Us, Inc.                             4,200             132
-  Tricon Global Restaurants, Inc.             4,000             116
-  USA Waste Service                           3,000             118
   Unisource Worldwide, Inc.                     600               8
-  Viacom Inc. Class B                         3,363             139
-  Viking Office Products                      2,900              64
   Wal-Mart Stores, Inc.                      10,500             414
   The Warnaco Group, Inc. Class A             1,300              41
   Waste Management Inc.                       1,979              54
-  Woolworth Corp.                             4,100              84
                                                          -----------
                                                               9,297
                                                          -----------
CONSUMER STAPLES (3.3%)
   Albertson's, Inc.                           2,000              95
   CVS Corp.                                   1,414              91
   The Coca-Cola Co.                          17,400           1,159
   Coca-Cola Enterprises, Inc.                 3,900             139
   Dole Food Co.                                 400              18
   Gillette Co.                                3,752             377
   IBP, Inc.                                   3,500              73
   Kellogg Co.                                   800              40
-  The Kroger Co.                              3,600             133
   PepsiCo, Inc.                               9,000             328
   Philip Morris Cos., Inc.                    6,300             285
   Procter & Gamble Co.                        7,600             607
   RJR Nabisco Holdings Corp.                  1,460              55
-  Safeway, Inc.                               3,967             251
   Schweitzer-Mauduit
     International, Inc.                         600              22
-  Southland Corp.                             5,700              12
   Sysco Corp.                                 1,500              68
   Tyson Foods, Inc.                           4,100              84
   Walgreen Co.                                4,000             126
   Wrigley, (Wm.) Jr. Co.                        800              64
                                                          -----------
                                                               4,027
                                                          -----------
FINANCIAL SERVICES (5.4%)
   AFLAC, Inc.                                 1,800              92
   Advanta Corp. Class A                         200               5
-  Alleghany Corp.                               410             117
   American International Group, Inc.          5,000             544
   Automatic Data Processing, Inc.             2,000             123
   Banc One Corp.                              2,331             127
   BankAmerica Corp.                           4,600             336
-  CNA Financial Corp.                         1,000             128
   Capital One Financial Corp.                   900              49
   Citicorp                                    2,900             367
-  Concord EFS, Inc.                           2,600              65
   Conseco Inc.                                2,416             110
-  ContiFinancial Corp.                        1,700              43
-  DST Systems, Inc.                           2,100              90
   Dime Bancorp, Inc.                          4,000             121
   The Equitable Cos.                          2,200             109
   Fannie Mae                                  5,700             325
   First Data Corp.                            3,584             105
   First Empire State Corp.                      500             233
-  FIserv, Inc.                                1,800              89
   Franklin Resources Corp.                    1,500             130
   Freddie Mac                                 4,400             185
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                                                               MARKET
                                                               VALUE*
                                              SHARES            (000)
---------------------------------------------------------------------
   General Re Corp.                              400       $      85
   Golden West Financial Corp.                 1,200             117
   Green Tree Financial Corp.                  2,100              55
   The Hartford Financial
     Services Group Inc.                       1,000              94
   Lehman Brothers Holdings, Inc.              2,300             117
   Leucadia National Corp.                     1,200              41
   Loews Corp.                                   800              85
   MGIC Investment Corp.                       1,800             120
   Merrill Lynch & Co., Inc.                   2,400             175
   The Money Store                               800              17
   Morgan Stanley, Dean Witter,
     Discover and Co.                          4,380             259
   The PMI Group Inc.                          1,100              80
   Progressive Corp. of Ohio                   1,000             120
   Charles Schwab Corp.                        3,000             126
   State Street Corp.                          2,400             140
   SunAmerica Inc.                             2,700             115
-  SunGard Data Systems, Inc.                  3,200              99
   Transatlantic Holdings, Inc.                  900              64
   Travelers Group Inc.                        9,347             504
   Travelers Property Casualty Corp.           1,700              75
   20th Century Industries of CA               1,300              34
   UNUM Corp.                                  1,800              98
   Wells Fargo & Co.                             600             204
   Western National Corp.                      2,400              71
   Zions Bancorp                               1,600              72
                                                          -----------
                                                               6,460
                                                          -----------
HEALTH CARE (6.0%)
   Abbott Laboratories                         4,100             269
   Aetna Inc.                                    269              19
   Aetna Inc. 6.25% Cvt. Pfd. Series C            89               6
-  ALZA Corp.                                  3,000              95
-  Amgen, Inc.                                 3,200             173
   Becton, Dickinson & Co.                     1,200              60
-  Beverly Enterprises, Inc.                   4,600              60
-  Biogen, Inc.                                2,200              80
   Biomet, Inc.                                3,000              77
-  Boston Scientific Corp.                     2,500             115
   Cardinal Health, Inc.                       1,650             124
-  Centocor, Inc.                              2,500              83
-  Chiron Corp.                                4,340              74
   Columbia/HCA Healthcare Corp.               5,002             148
-  Covance, Inc.                               3,500              70
-  Crescendo Pharmaceuticals Corp.               115               1
   DENTSPLY International Inc.                 2,400              74
   DePuy, Inc.                                 2,600              75
-  Forest Laboratories, Inc.                   1,500              74
-  Foundation Health Systems
     Class A                                   4,440              99
-  Fresenius Medical Care AG ADR                 944              21
-  Genzyme Corp.                               2,900              80
-  Genzyme Corp. (Tissue Repair)                 177               1
   Guidant Corp.                               2,400             149
   HBO & Co.                                   3,400             163
-  Healthcare & Retirement Corp.               1,900              76
-  HealthCare COMPARE Corp.                    1,600              82
-  HEALTHSOUTH Corp.                           5,400             150
-  Health Management Associates
     Class A                                   3,375              85
-  Humana, Inc.                                3,600              75
-  IVAX Corp.                                  8,300              56
   Johnson & Johnson                           7,402             488
   Mallinckrodt, Inc.                          1,000              38
   Manor Care Inc.                             2,100              74
-  Marquette Medical Systems Inc.                400              11
-  MedPartners, Inc.                           3,752              84
   Medtronic, Inc.                             4,900             256
   Merck & Co., Inc.                           6,300             669
   Olsten Corp.                                  300               5
-  Oxford Health Plan                          3,200              50
-  Pacificare Health Systems Inc.
     Class A                                     478              24
-  Pacificare Health Systems Inc.
     Class B                                     946              50
   Pharmacia & Upjohn, Inc.                    2,500              92
   Pfizer, Inc.                               10,300             768
-  PharMerica, Inc.                            2,093              22
-  PhyCor, Inc.                                2,600              70
-  Quest Diagnostics, Inc.                     2,700              46
-  Quintiles Transnational Corp.               1,800              69
-  Quorum Health Group, Inc.                   3,150              83
-  St. Jude Medical, Inc.                      3,000              91
-  R. P. Scherer Corp.                         1,300              79
   Stryker Corp.                               2,200              82
-  Sybron International Corp.                  2,000              94
-  Tenet Healthcare Corp.                      5,827             193
   United Healthcare Corp.                     2,400             119
   U.S. Surgical Corp.                         2,900              85
-  Vencor, Inc.                                3,200              78
-  Watson Pharmaceuticals, Inc.               19,100             620
-  Wellpoint Health Networks Inc.
      Class A                                  2,233              94
                                                          -----------
                                                               7,148
                                                          -----------
INTEGRATED OILS (1.4%)
   Amerada Hess Corp.                          1,200              66
   Amoco Corp.                                 2,900             247
   Coastal Corp.                               1,500              93
   Exxon Corp.                                13,400             820
   Mobil Corp.                                 4,600             332
-  Seagull Energy Corp.                        3,000              62
   Texaco Inc.                                   688              37
                                                          -----------
                                                               1,657
                                                          -----------
OTHER ENERGY (2.5%)
-  AES Corp.                                  25,400           1,184
   Anadarko Petroleum Corp.                    1,500              91
   Burlington Resources, Inc.                  1,100              49
-  CalEnergy Co.                               2,000              58
   Diamond Offshore Drilling, Inc.             1,600              77
-  EEX Corp.                                   7,348              67
   ENSCO International, Inc.                   2,800              94
   El Paso Natural Gas                           111               7
   Enron Oil & Gas Co.                         2,200              47
-  Global Marine, Inc.                         3,200              78
-  Input/Output, Inc.                          1,100              33
-  Nabors Industries, Inc.                     3,900             123
   Noble Affiliates, Inc.                      2,100              74
-  Noble Drilling Corp.                        3,000              92
-  Oryx Energy Co.                             3,500              89
   Pioneer Natural Resources Co.               2,600              75
   Pogo Producing Co.                          2,200              65
-  Reading & Bates Corp.                       2,800             117
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                                                               MARKET
                                                               VALUE*
BALANCED PORTFOLIO                            SHARES            (000)
---------------------------------------------------------------------
-  Rowan Cos., Inc.                            2,900       $      88
-  Santa Fe Energy Resources, Inc.             5,700              64
-  Smith International, Inc.                   1,400              86
   Transocean Offshore, Inc.                   1,600              77
-  TransTexas Gas Corp.                        3,800              56
   Union Pacific Resources
     Group, Inc.                                 304               7
-  Weatherford Enterra, Inc.                   1,700              74
-  Western Atlas, Inc.                         1,400             104
                                                          -----------
                                                               2,976
                                                          -----------
MATERIALS & PROCESSING (3.0%)
-  Airgas, Inc.                                4,900              69
   Albemarle Corp.                               900              21
   Allegheny Teledyne Inc.                       577              15
-  Alumax, Inc.                                2,400              82
   Aluminum Co. of America                     1,100              77
-  American Standard Cos., Inc.                2,300              88
   Archer-Daniels-Midland Co.                  5,894             128
-  Bethlehem Steel Corp.                       7,050              61
-  Catellus Development Corp.                  4,500              90
   Centex Corp.                                1,400              88
   Champion International Corp.                1,900              86
   Crown Cork & Seal Co., Inc.                   900              45
-  Cytec Industries, Inc.                      1,500              70
   E.I. du Pont de Nemours & Co.               6,600             396
   Fluor Corp.                                   800              30
   Fort James Corp.                            3,300             126
   Freeport-McMoRan Copper
     & Gold, Inc. Class B                      1,263              20
-  Freeport-McMoRan Sulphur, Inc.                 63               1
   W.R. Grace & Co.                              900              72
   Great Lakes Chemical Corp.                    400              18
   Homestake Mining Co.                          200               2
   IMC Global Inc.                             1,870              61
   Illinois Tool Works, Inc.                   1,600              96
   International Paper Co.                     1,900              82
-  International Specialty
     Products, Inc.                            4,500              67
-  Jefferson Smurfit Corp.                     4,100              58
   Johns Manville Corp.                        2,500              25
   Kimberly-Clark Corp.                        3,072             151
   LTV Corp.                                   1,000              10
   Louisiana-Pacific Corp.                       600              11
   Martin Marietta Materials, Inc.               400              15
   Monsanto Co.                                2,500             105
   Morton International, Inc.                  1,500              52
   Newmont Gold Co.                            1,900              57
   Newmont Mining Corp.                        2,894              85
   Nucor Corp.                                 1,300              63
   Owens Corning                               1,100              38
-  Owens-Illinois, Inc.                        2,800             106
   Praxair, Inc.                               1,900              86
   Price Enterprises, Inc.                     1,400              26
   Reynolds Metals Co.                           900              54
   A. Schulman Inc.                              700              18
-  Sealed Air Corp.                            1,400              86
   Sigma-Aldrich Corp.                         2,000              79
   Solutia, Inc.                               3,300              88
-  Stone Container Corp.                       5,100              53
   Tyco International Ltd.                     3,468             156
-  UCAR International, Inc.                    1,800              72
   U.S. Industries, Inc.                       2,700              81
-  USG Corp.                                   1,600              78
                                                          -----------
                                                               3,544
                                                          -----------
PRODUCER DURABLES (2.0%)
   AGCO Corp.                                  2,600              76
-  American Power Conversion Corp.             2,700              64
-  Applied Materials, Inc.                     4,400             132
   The Boeing Co.                              6,740             330
   Caterpillar, Inc.                           2,800             136
   Clayton Homes Inc.                          4,638              83
-  CommScope, Inc.                             5,433              73
   Cummins Engine Co., Inc.                      400              24
   Danaher Corp.                               1,500              95
   Emerson Electric Co.                        2,400             135
-  General Semiconductor, Inc.                 5,800              67
   W.W. Grainger, Inc.                           600              58
-  KLA-Tencor Corp.                            2,300              89
-  LAM Research Corp.                          2,400              70
-  Lexmark International Group, Inc.
     Class A                                   2,200              84
   Lockheed Martin Corp.                       1,300             128
   Mark IV Industries, Inc.                    2,038              45
   Millipore Corp.                             1,300              44
   Molex, Inc.                                 2,713              87
   Raychem Corp.                               2,000              86
-  Republic Industries, Inc.                   5,000             117
   Sensormatic Electronics Corp.                  50               1
-  Solectron Corp.                             2,200              91
-  Teradyne, Inc.                              3,600             115
-  Thermo Instrument Systems, Inc.             2,515              87
   Wheelabrator Technologies, Inc.             1,500              24
   York International Corp.                    1,000              40
                                                          -----------
                                                               2,381
                                                          -----------
TECHNOLOGY (9.1%)
-  ADC Telecommunications, Inc.                2,700             113
-  Adaptec, Inc.                               2,600              97
   Adobe Systems, Inc.                         2,000              82
-  Advanced Micro Devices, Inc.                1,300              23
-  Altera Corp.                                1,800              60
-  Analog Devices, Inc.                        3,667             102
-  Andrew Corp.                                3,450              83
-  Apple Computer, Inc.                        2,300              30
-  Arrow Electronics, Inc.                     2,800              91
-  Ascend Communications, Inc.                 1,000              25
-  Atmel Corp.                                 3,100              58
-  BMC Software, Inc.                          2,000             131
-  Bay Networks, Inc.                          3,335              85
-  Cabletron Systems, Inc.                     3,600              54
-  Cadence Design Systems, Inc.                4,200             103
-  CIENA Corp.                                 1,700             104
-  Cisco Systems, Inc.                         8,400             469
   Compaq Computer Corp.                       6,315             356
   Computer Associates
     International, Inc.                       4,237             224
-  CompUSA, Inc.                               4,000             124
-  Computer Sciences Corp.                     1,500             125
-  Compuware Corp.                             4,400             141
-  DSC Communications Corp.                    3,200              77
-  Dell Computer Corp.                         4,800             403
-  Digital Equipment Corp.                     2,700             100
-  EMC Corp.                                   6,600             181

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                                                               MARKET
                                                               VALUE*
                                              SHARES            (000)
---------------------------------------------------------------------
   Electronic Data Systems Corp.               1,900       $      83
-  Electronics for Imaging, Inc.               1,600              27
-  FORE Systems, Inc.                          2,700              41
-  Gateway 2000, Inc.                          3,200             104
-  Glenayre Technologies, Inc.                 1,100              11
   Hewlett-Packard Co.                         6,000             375
-  Informix Corp.                              2,400              11
   Intel Corp.                                12,800             899
   International Business
     Machines Corp.                            7,800             816
-  Intuit, Inc.                                2,100              87
-  Iomega Corp.                                7,400              92
-  LSI Logic Corp.                             3,700              73
-  Learning Co., Inc.                          4,400              71
   Linear Technology Corp.                     1,600              92
   Lucent Technologies, Inc.                   5,319             425
-  MEMC Electronic Materials, Inc.             2,800              43
-  Maxim Integrated Products, Inc.             2,800              97
-  Microchip Technology, Inc.                  1,900              57
-  Microsoft Corp.                             5,900             762
-  Micron Electronics, Inc.                    5,600              51
-  Micron Technology, Inc.                     2,200              57
   Motorola, Inc.                              3,900             223
-  NCR Corp.                                   3,368              94
-  National Semiconductor Corp.                3,100              80
-  Netscape Communications Corp.                 600              15
-  Network Associates, Inc.                    2,300             121
   Newport News Shipbuilding Inc.              3,340              85
-  NextLevel Systems, Inc.                     1,300              23
-  Novell, Inc.                               10,200              76
-  Oracle Corp.                                7,350             164
-  Pairgain Technologies, Inc.                 3,300              64
-  PanAmSat Corp.                                540              23
-  Parametric Technology Corp.                 2,600             123
-  PeopleSoft, Inc.                            3,000             117
-  Premisys Communications, Inc.               3,200              83
-  Quantum Corp.                               5,000             100
-  SCI Systems, Inc.                           2,600             113
   Scientific-Atlanta, Inc.                      200               3
-  Seagate Technology                          4,790              92
-  Silicon Graphics, Inc.                      6,100              76
-  Sterling Commerce, Inc.                     2,400              92
-  Sterling Software, Inc.                     1,700              70
-  Storage Technology Corp.                    1,900             118
-  Sun Microsystems, Inc.                      4,200             168
-  Sybase, Inc.                                4,400              59
-  Synopsys, Inc.                              2,000              71
   Tandy Corp.                                   200               8
-  Tellabs, Inc.                               2,400             127
   Texas Instruments, Inc.                     2,600             117
-  3Com Corp.                                  5,225             182
   Total System Services, Inc.                 2,800              69
-  UNOVA, Inc.                                 4,000              66
-  Unisys Corp.                                1,700              24
-  VLSI Technology, Inc.                       3,300              78
   Varian Associates, Inc.                       900              46
-  Vishay Intertechnology, Inc.                2,924              69
-  Western Digital Corp.                       3,700              59
-  Xilinx, Inc.                                2,100              74
                                                          -----------
                                                              10,887
                                                          -----------
UTILITIES (3.1%)
   AT&T Corp.                                  4,300             263
-  AirTouch Communications, Inc.               5,100             212
-  Associated Group, Inc.                        100               3
-  Associated Group, Inc. Class B                100               3
   BellSouth Corp.                             6,000             338
-  Cablevision Systems Corp. Class B             200              19
   Century Telephone Enterprises, Inc.         1,500              75
   CINergy Corp.                               1,700              65
-  Citizens Utilities Co. Class B             10,201              98
   Columbia Gas Systems, Inc.                  1,000              79
   Comcast Corp. Class A Special               4,900             155
-  Cox Communications Class A                  2,400              96
-  EXCEL Communications, Inc.                  3,100              45
-  FirstEnergy Corp.                           3,700             107
   Frontier Corp.                              1,600              39
-  LCI International, Inc.                     3,600             111
   MCI Communications Corp.                    5,700             244
   NGC Corp.                                   2,800              49
   New Century Energies, Inc.                  1,900              91
-  NEXTEL Communications, Inc.                 6,500             168
-  Niagara Mohawk Power Corp.                  5,900              62
-  Paging Network, Inc.                        1,900              20
-  QUALCOMM, Inc.                              1,400              71
   SBC Communications Inc.                     1,772             130
   Sprint Corp.                                3,200             188
-  Tele-Communications, Inc. Class A           6,090             170
-  Tele-Communications
     International, Inc. Series A              4,300              77
-  Tele-Communications TCI Ventures
     Group Series A                            2,910              82
   Telephone & Data Systems, Inc.                500              23
   Texas Utilities Co.                           472              20
-  360 Communications Co.                      4,366              88
-  U.S. Cellular Corp.                         1,800              56
-  U S WEST Media Group                        6,700             193
-  Viacom Inc. Class A                           548              22
-  WorldCom, Inc.                              8,152             247
                                                          -----------
                                                               3,709
                                                          -----------
OTHER (2.6%)
   AlliedSignal Inc.                           3,400             132
   CBS Corp.                                   8,858             261
-  Ceridian Corp.                              2,100              96
-  Coltec Inc.                                 3,100              72
-  FMC Corp.                                   1,100              74
   General Electric Co.                       24,700           1,812
   ITT Industries, Inc.                          600              19
-  Litton Industries, Inc.                     1,500              86
   Minnesota Mining &
     Manufacturing Co.                         2,500             205
   Raytheon Co. Class A                          267              13
   Raytheon Co. Class B                        1,800              91
   St. Joe Corp.                                 700              63
   Tenneco, Inc.                               1,200              47
-  Thermo Electron Corp.                       2,650             118
   Wesco Financial Corp.                         200              60
                                                          -----------
                                                               3,149
                                                          -----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $38,528)                                             58,205
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
BALANCED PORTFOLIO                             (000)           (000)
---------------------------------------------------------------------
MUNICIPAL BONDS (51.3%)
---------------------------------------------------------------------
ALASKA (0.9%)
North Slope Borough AK GO
   7.50%, 6/30/2001 (3)                       $1,000        $  1,111
                                                            ---------
ARIZONA (1.3%)
Maricopa AZ Unified School Dist.
   7.125%, 7/1/1999                            1,500           1,554
                                                            ---------
CALIFORNIA (7.6%)
Anaheim CA Public Improvement Corp.
   Lease VRDO
   3.35%, 1/7/1998 (2)                           700             700
California Dept. of Water
   (Central Valley Project )
   8.25%, 12/1/2003                              290             351
California GO
   6.40%, 2/1/2006 (1)                           500             573
   10.00%, 4/1/1998                              400             406
California Health Fac. Finance Auth.
   (Catholic Healthcare West)
   6.25%, 7/1/2006 (1)                           395             448
California Health Fac. Finance Auth.
   VRDO (Kaiser Permanente)
   3.45%, 1/7/1998                               275             275
Central Coast CA Water Auth.
   6.00%, 10/1/2008 (2)                        1,000           1,117
Clovis CA Unified School Dist.
   0.00%, 8/1/2005 (3)                         2,000           1,438
Los Angeles CA Unified School
   Dist. GO
   6.00%, 7/1/2008 (3)                         1,000           1,135
Los Angeles CA Waste
   Water System
   5.75%, 6/1/2010 (1)                           400             430
San Bernardino CA Medical
   Center COP
   5.50%, 8/1/2005 (1)                           500             538
South Orange County CA Public
   Finance Auth.
   7.00%, 9/1/2006 (1)                           875           1,039
Univ. of California
   (Multiple Purpose Project)
   12.00%, 9/1/2003 (2)                          500             692
                                                            ---------
                                                               9,142
                                                            ---------
CONNECTICUT (1.7%)
Connecticut GO
   6.00%, 5/15/2003                            1,000           1,087
South Central CT Regional Water
   Auth. Water System Rev.
   5.75%, 8/1/2006                               900             974
                                                            ---------
                                                               2,061
                                                            ---------
DISTRICT OF COLUMBIA (1.6%)
District of Columbia GO
   5.40%, 6/1/2012 (2)                           455             471
   6.75%, 6/1/2005 (2)                         1,400           1,498
                                                            ---------
                                                               1,969
                                                            ---------
FLORIDA (2.4%)
Dade County FL School Dist.
   7.375%, 7/1/1999 (Prere.)                     400             428
Dade County FL Water &
   Sewer Rev. VRDO
   3.65%, 1/7/1998 (3)                           420             420
Florida Dept. of General Services
   6.00%, 7/1/2003 (2)                         1,000           1,083
Lee County FL School Board
   6.00%, 8/1/2005 (4)                           800             888
                                                            ---------
                                                               2,819
                                                            ---------
GEORGIA (1.1%)
Burke County GA Dev. Auth.
   PCR VRDO (Oglethorpe Power)
   3.65%, 1/7/1998                               160             160
Georgia GO
   6.00%, 3/1/2004                             1,000           1,097
                                                            ---------
                                                               1,257
                                                            ---------
ILLINOIS (0.8%)
Illinois Sales Tax Rev.
   7.20%, 6/15/1999 (Prere.)                     400             426
Illinois Toll Highway Auth. VRDO
   3.65%, 1/7/1998 (1)                           590             590
                                                            ---------
                                                               1,016
                                                            ---------
INDIANA (0.3%)
Amoco IN PCR VRDO
   (Amoco Co. Project)
   4.95%, 1/5/1998                               360             360
                                                            ---------
KENTUCKY (0.4%)
Kentucky Property &
   Buildings Comm.
   5.80%, 9/1/2006                               400             429
                                                            ---------
LOUISIANA (1.1%)
East Baton Rouge Parish
   LA PCR VRDO (Exxon Project)
   4.80%, 1/5/1998                               280             280
Louisiana GO
   6.00%, 8/1/2001 (3)                         1,000           1,064
                                                            ---------
                                                               1,344
                                                            ---------
MARYLAND (0.4%)
Maryland Dept. of Transp.
   5.20%, 9/15/2004                              400             422
                                                            ---------
MASSACHUSETTS (2.5%)
Massachusetts Bay Transp. Auth.
   6.25%, 3/1/2005                             1,000           1,115
Massachusetts GO
   7.25%, 7/1/1998 (Prere.)                      500             516
Massachusetts Ind. Finance
   Agency Rev.
   (Refusetech Inc. Project)
   6.30%, 7/1/2005                             1,000           1,084
Massachusetts Water
   Resources Auth.
   5.75%, 8/1/2010 (1)                           300             323
                                                            ---------
                                                               3,038
                                                            ---------
MICHIGAN (3.4%)
Dickinson County MI Memorial
   Hospital System Rev.
   7.625%, 11/1/2005                             460             517

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
BALANCED PORTFOLIO                             (000)           (000)
---------------------------------------------------------------------
Greater Detroit MI Resource
   Recovery Auth.
   6.25%, 12/13/2006 (2)                      $1,200        $  1,354
Michigan Environmental
   Protection Program
   6.25%, 11/1/2008                            1,000           1,103
Michigan Housing Dev. Auth. Rental
   Housing Rev.
   6.30%, 4/1/2004                             1,000           1,067
                                                            ---------
                                                               4,041
                                                            ---------
NEVADA (1.3%)
Clark County NV School Dist. GO
   5.90%, 6/15/2012 (3)                          750             815
   6.00%, 6/15/1999 (3)                          700             720
                                                            ---------
                                                               1,535
                                                            ---------
NEW JERSEY (1.5%)
New Jersey Econ. Dev. Auth.
   Market Transition Fac.
   5.70%, 7/1/2005 (1)                           400             433
New Jersey Health Care Fac.
   Finance Auth.
   (Atlantic City Medical Center)
   6.80%, 7/1/2005                             1,000           1,108
New Jersey Transp. Trust Fund
   6.00%, 6/15/2008                              250             281
                                                            ---------
                                                               1,822
                                                            ---------
NEW YORK (8.8%)
Erie County NY GO
   6.125%, 1/15/2011 (3)                         610             695
Hempstead NY GO
   5.625%, 2/1/2011 (3)                          840             906
Huntington NY GO
   6.70%, 2/1/2010 (3)                           375             448
Metropolitan NY Transp. Auth.
   6.00%, 7/1/2006 (1)                         1,000           1,114
New York City NY GO
   6.375%, 8/15/2009                             640             700
   7.10%, 8/15/2007                              500             564
New York City NY IDA (USTA
   National Tennis Center Project)
   6.25%, 11/15/2006                           2,000           2,240
New York City NY Muni.
   Assistance Corp.
   5.00%, 7/1/1999                               500             508
New York City NY Muni Water Finance
   Auth. Water & Sewer System
   Rev. VRDO
   5.10%, 1/5/1998 (3)                           440             440
New York Environmental Fac. Corp.
   PCR (State Water Recovery Fund)
   6.35%, 6/15/2006                              520             583
New York State Dormitory Auth. Rev.
   (State Univ.)
   5.375%, 5/15/2007 (2)                         400             430
New York State Dormitory Auth. Rev.
   (Vassar Brothers Hospital)
   5.10%, 7/1/2010 (4)                         1,500           1,537
New York State Thruway Auth.
   (Service Contract)
   5.40%, 4/1/2005 (1)                           400             426
                                                            ---------
                                                              10,591
                                                            ---------
NORTH CAROLINA (0.4%)
Charlotte NC Airport Refunding
   Rev. VRDO
   3.65%, 1/7/1998 (1)                           500             500
                                                            ---------
OHIO (3.1%)
Lorain County OH Hosp. Rev.
   (Catholic Healthcare Partners)
   5.625%, 9/1/2013 (1)                        1,775           1,902
Ohio Public Fac. Comm. Higher
   Educ. Fac.
   5.50%, 12/1/2006 (1)                          400             426
Ohio Water Dev. Auth.
   5.75%, 12/1/2005 (1)                          540             582
   6.00%, 12/1/2008 (2)                          750             815
                                                            ---------
                                                               3,725
                                                            ---------
PENNSYLVANIA (4.4%)
Pennsylvania Convention Center Auth.
   6.70%, 9/1/2014 (1)                           500             566
Pennsylvania GO
   5.90%, 11/15/2001                           1,000           1,066
Pennsylvania Higher Educ. Fac.
   Auth. VRDO (Carnegie Mellon)
   4.85%, 1/5/1998                                50              50
Pennsylvania Higher Educ. Fac.
   Health Services
   (Allegheny/Delaware Valley)
   5.00%, 11/15/2006 (1)                       1,125           1,165
Pennsylvania Turnpike Comm. Rev.
   7.625%, 12/1/1999 (Prere.)                    500             543
Philadelphia PA School Dist. GO
   6.25%, 9/1/2005 (2)                           870             974
Pittsburgh PA GO
   5.20%, 3/1/2010 (3)                           580             596
Pittsburgh PA Water &
   Sewer Auth. Rev.
   5.60%, 9/1/2018 (3)                           235             242
Sayer PA Health Care Fac. Auth. VRDO
   3.65%, 1/7/1998 (2)                            25              25
                                                            ---------
                                                               5,227
                                                            ---------
TEXAS (2.7%)
Harris County TX Toll Road VRDO
   3.80%, 1/7/1998                                55              55
Houston TX GO
   5.70%, 3/1/2001                               500             525
Houston TX Hotel Occupancy
   Tax Rev.
   5.25%, 7/1/2007 (4)                           500             526
San Antonio TX Water Rev.
   6.50%, 5/15/2010 (1)                          500             549
Texas TRAN
   4.75%, 8/31/1998                            1,000           1,006
Univ. of Texas Permanent Fund
   6.60%, 7/1/2001 (Prere.)                      500             549
                                                            ---------
                                                               3,210
                                                            ---------
UTAH (0.2%)
Salt Lake County UT Building Auth.
   Lease Rev.
   5.90%, 10/1/2006 (1)                          260             284
                                                            ---------

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
BALANCED PORTFOLIO                             (000)           (000)
---------------------------------------------------------------------
VIRGINIA (0.5%)
Virginia Transp. Board
   6.00%, 5/15/2007                           $  500         $   545
                                                             --------
WASHINGTON (2.0%)
King County WA Library System GO
   6.05%, 12/1/2007                            1,000           1,114
Seattle WA Muni. Light & Power Rev.
   6.25%, 7/1/2007                               700             781
Tacoma WA Electric System Rev.
   5.50%, 1/1/2012 (2)                           500             513
Washington GO VRDO
   3.60%, 1/7/1998                                15              15
                                                             --------
                                                               2,423
                                                             --------
WEST VIRGINIA (0.6%)
West Virginia School Building Auth.
   Capital Improvement Rev.
   5.625%, 7/1/2002                              655             696
                                                             --------
WISCONSIN (0.3%)
Wisconsin GO
   5.00%, 5/1/2000                               335             343
                                                             --------
---------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $59,165)                                             61,464
---------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $97,693)                                            119,669
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------------------
Other Assets--Note B                                           1,277
Liabilities                                                   (1,181)
                                                             --------
                                                                  96
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 8,163,020 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                          $119,765
=====================================================================

NET ASSET VALUE PER SHARE                                     $14.67
=====================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
COP--Certificate of Participation.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are
guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

---------------------------------------------------------------------
                                                AMOUNT           PER
                                                 (000)         SHARE
---------------------------------------------------------------------
  AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
  Paid in Capital                             $ 98,635        $12.09
  Overdistributed Net
    Investment Income                              (52)         (.01)
  Accumulated Net Realized
    Losses--Note C                                (794)         (.10)
  Unrealized Appreciation--Note D               21,976          2.69
---------------------------------------------------------------------
  NET ASSETS                                  $119,765        $14.67
======================================================================

---------------------------------------------------------------------
                                                               MARKET
GROWTH AND                                                     VALUE*
INCOME PORTFOLIO                              SHARES            (000)
---------------------------------------------------------------------
COMMON STOCKS (99.9%)
---------------------------------------------------------------------
   General Electric Co.                      252,972       $  18,562
   The Coca-Cola Co.                         191,226          12,740
-  Microsoft Corp.                            93,146          12,033
   Exxon Corp.                               190,574          11,661
   Merck & Co., Inc.                          92,579           9,837
   Royal Dutch Petroleum Co. ADR             165,716           8,980
   Intel Corp.                               126,284           8,864
   Philip Morris Cos., Inc.                  187,179           8,482
   Procter & Gamble Co.                      103,868           8,290
   International Business
     Machines Corp.                           75,168           7,860
   AT&T Corp.                                125,431           7,683
   Pfizer, Inc.                               99,980           7,455
   Bristol-Myers Squibb Co.                   76,088           7,200
   Wal-Mart Stores, Inc.                     174,243           6,872
   Johnson & Johnson                         103,988           6,850
   Eli Lilly & Co.                            85,796           5,974
   American International
     Group, Inc.                              54,239           5,898
   Bell Atlantic Corp.                        60,057           5,465
   E.I. du Pont de Nemours & Co.              86,632           5,203
   SBC Communications Inc.                    70,155           5,139
   The Walt Disney Co.                        51,632           5,115
   Hewlett-Packard Co.                        80,452           5,028
   Travelers Group Inc.                       88,541           4,770
   Fannie Mae                                 82,032           4,681
   Ford Motor Co.                             92,718           4,514
   Citicorp                                   35,319           4,466
   Gillette Co.                               43,308           4,350
   Mobil Corp.                                60,018           4,333
-  Cisco Systems, Inc.                        77,665           4,330
   BellSouth Corp.                            76,686           4,318
   PepsiCo, Inc.                             116,152           4,232
   Lucent Technologies, Inc.                  49,625           3,964
   Chevron Corp.                              50,724           3,906
   BankAmerica Corp.                          53,114           3,877
   GTE Corp.                                  74,064           3,870
   Abbott Laboratories                        58,497           3,835
   American Home Products Corp.               49,718           3,803
   The Boeing Co.                             76,383           3,738
   The Chase Manhattan Corp.                  32,196           3,525
   Schering-Plough Corp.                      56,636           3,519
   Ameritech Corp.                            41,865           3,370
   General Motors Corp.                       54,841           3,325
   NationsBank Corp.                          54,454           3,311
   Compaq Computer Corp.                      58,479           3,300
   Home Depot, Inc.                           55,993           3,297
   American Express Co.                       35,888           3,203
   Amoco Corp.                                37,194           3,166
   Unilever NV                                48,984           3,058
   Schlumberger Ltd.                          37,866           3,048
   Allstate Corp.                             32,790           2,980
   Time Warner, Inc.                          43,291           2,684
   Morgan Stanley, Dean Witter,
     Discover and Co.                         45,289           2,678
   Motorola, Inc.                             45,701           2,608
   Warner-Lambert Co.                         20,812           2,581
   Minnesota Mining &
     Manufacturing Co.                        31,445           2,580
   McDonald's Corp.                           52,515           2,508
   First Union Corp.                          47,978           2,459
   Banc One Corp.                             44,885           2,438
   Texaco Inc.                                42,368           2,304
   MCI Communications Corp.                   53,312           2,282
   Wells Fargo & Co.                           6,643           2,255
   Freddie Mac                                53,760           2,255
   Computer Associates
     International, Inc.                      42,216           2,232
   Norwest Corp.                              57,774           2,231
   U.S. Bancorp                               18,947           2,121
   Kimberly-Clark Corp.                       42,944           2,118
-  WorldCom, Inc.                             69,700           2,108
-  Dell Computer Corp.                        25,100           2,108
   Sara Lee Corp.                             37,132           2,091
-  Cendant Corp.                              60,437           2,078
   Campbell Soup Co.                          35,412           2,058
   Atlantic Richfield Co.                     24,492           1,962
   Emerson Electric Co.                       34,232           1,932
   Sprint Corp.                               32,872           1,927
   Monsanto Co.                               45,425           1,908
   Medtronic, Inc.                            35,868           1,876
   Merrill Lynch & Co., Inc.                  25,492           1,859
   First Chicago NBD Corp.                    22,134           1,848
   Xerox Corp.                                24,965           1,843
   Tyco International Ltd.                    40,732           1,835
   Northern Telecom Ltd.                      20,257           1,803
   Chrysler Corp.                             51,130           1,799
   Dow Chemical Co.                           17,340           1,760
   Colgate-Palmolive Co.                      22,906           1,684
   AlliedSignal Inc.                          43,142           1,680
   Anheuser-Busch Cos., Inc.                  37,914           1,668
   U S WEST Communications
     Group                                    36,946           1,667
-  Oracle Corp.                               74,879           1,666
   The Bank of New York Co., Inc.             28,700           1,659
-  AirTouch Communications, Inc.              38,600           1,604
   CBS Corp.                                  54,406           1,602
   Kellogg Co.                                31,736           1,575
   J.P. Morgan & Co., Inc.                    13,760           1,553
   Duke Energy Corp.                          27,503           1,523
   Eastman Kodak Co.                          24,728           1,504
   Lockheed Martin Corp.                      14,988           1,476
   Columbia/HCA Healthcare Corp.              49,486           1,466
   Fleet Financial Group, Inc.                19,378           1,452
   Pharmacia & Upjohn, Inc.                   38,870           1,424
   H.J. Heinz Co.                             27,888           1,417
   Automatic Data Processing, Inc.            22,568           1,385
   Caterpillar, Inc.                          28,390           1,379
   Sears, Roebuck & Co.                       30,299           1,371
   Southern Co.                               52,412           1,356
-  U S WEST Media Group                       46,946           1,356
   Gannett Co., Inc.                          21,904           1,354
   Texas Instruments, Inc.                    29,852           1,343
   PNC Bank Corp.                             23,201           1,324
   United Technologies Corp.                  17,666           1,286
   Wachovia Corp.                             15,763           1,279
   General Re Corp.                            5,987           1,269
   Washington Mutual, Inc.                    19,648           1,253
   CoreStates Financial Corp.                 15,231           1,219
   CPC International, Inc.                    11,111           1,197
   Union Pacific Corp.                        19,100           1,193
   KeyCorp                                    16,824           1,191
   ConAgra, Inc.                              36,092           1,184

---------------------------------------------------------------------
                                                               MARKET
GROWTH AND                                                     VALUE*
INCOME PORTFOLIO                              SHARES            (000)
---------------------------------------------------------------------
   Walgreen Co.                               37,680       $   1,182
   Mellon Bank Corp.                          19,278           1,169
   J.C. Penney Co., Inc.                      19,306           1,164
   SunTrust Banks, Inc.                       16,136           1,152
   Illinois Tool Works, Inc.                  19,072           1,147
-  Sun Microsystems, Inc.                     28,648           1,142
   Dayton-Hudson Corp.                        16,732           1,129
   Burlington Northern
     Santa Fe Corp.                           12,109           1,125
-  Viacom Inc. Class B                        26,924           1,116
   Deere & Co.                                19,079           1,113
-  Tele-Communications, Inc.
     Class A                                  39,047           1,088
-  Amgen, Inc.                                20,088           1,087
   Barnett Banks, Inc.                        15,064           1,083
   Baxter International, Inc.                 21,444           1,082
   The Gap, Inc.                              30,438           1,079
   National City Corp.                        16,400           1,078
   BankBoston Corp.                           11,260           1,058
   MBNA Corp.                                 38,697           1,057
-  EMC Corp.                                  38,300           1,051
   Household International, Inc.               8,122           1,036
   Halliburton Co.                            19,880           1,033
   PG&E Corp.                                 33,558           1,021
   Raytheon Co. Class B                       20,222           1,021
   International Paper Co.                    23,323           1,006
   American General Corp.                     18,576           1,004
   Enron Corp.                                24,150           1,004
   CIGNA Corp.                                 5,746             994
   Phillips Petroleum Co.                     20,392             992
   The Chubb Corp.                            13,098             991
   Pitney Bowes, Inc.                         10,940             984
   First Data Corp.                           33,538             981
   Marsh & McLennan Cos., Inc.                13,004             970
   Waste Management Inc.                      35,186             968
   Fifth Third Bancorp                        11,700             955
   Loews Corp.                                 8,900             945
   Archer-Daniels-Midland Co.                 43,125             935
-  3Com Corp.                                 26,750             933
   Aluminum Co. of America                    13,204             929
   May Department Stores Co.                  17,447             919
   CSX Corp.                                  16,714             903
-  AMR Corp.                                   6,959             894
   The Seagram Co. Ltd.                       27,672             894
   Norfolk Southern Corp.                     28,819             888
   Albertson's, Inc.                          18,565             880
   NIKE, Inc. Class B                         22,212             872
   General Mills, Inc.                        12,141             870
   Charles Schwab Corp.                       20,350             853
   Bankers Trust New York Corp.                7,500             843
   CVS Corp.                                  13,059             837
-  Applied Materials, Inc.                    27,800             836
   HBO & Co.                                  17,400             834
   The Hartford Financial Services
      Group Inc.                               8,901             833
   Rockwell International Corp.               15,853             828
-  HEALTHSOUTH Corp.                          29,842             828
   Mattel, Inc.                               22,020             820
   FPL Group, Inc.                            13,749             814
   Aetna Inc.                                 11,459             809
   Edison International                       29,728             808
   Texas Utilities Co.                        18,844             783
   Textron, Inc.                              12,504             781
-  Tenet Healthcare Corp.                     23,566             781
   PPG Industries, Inc.                       13,525             773
   Occidental Petroleum Corp.                 25,745             755
   The Goodyear Tire & Rubber Co.             11,816             752
   Ralston-Ralston Purina Group                8,042             747
   Aon Corp.                                  12,700             745
   Weyerhaeuser Co.                           15,101             741
   American Electric Power Co., Inc.          14,330             740
   USX-Marathon Group                         21,778             735
-  Tellabs, Inc.                              13,900             732
   Consolidated Edison Co. of
     New York, Inc.                           17,800             730
-  ITT Corp.                                   8,801             729
   Unocal Corp.                               18,723             727
   Comerica, Inc.                              8,000             722
   Service Corp. International                19,480             720
-  Costco Cos., Inc.                          16,126             719
-  The Kroger Co.                             19,238             711
   State Street Corp.                         12,200             710
   United Healthcare Corp.                    14,164             704
   Wrigley, (Wm.) Jr. Co.                      8,797             700
   Comcast Corp. Class A Special              22,196             699
   AMP, Inc.                                  16,640             699
   Guidant Corp.                              11,200             697
   Williams Cos., Inc.                        24,462             694
   Air Products & Chemicals, Inc.              8,390             690
-  Boston Scientific Corp.                    15,041             690
-  Federated Department Stores                15,800             680
-  Toys R Us, Inc.                            21,591             679
   Delta Air Lines, Inc.                       5,672             675
   Hershey Foods Corp.                        10,798             669
   Marriott International                      9,634             667
   Corning, Inc.                              17,913             665
   Honeywell, Inc.                             9,646             661
   Progressive Corp. of Ohio                   5,500             659
   Conseco Inc.                               14,200             645
   Masco Corp.                                12,534             638
   SunAmerica Inc.                            14,900             637
   Lowe's Cos., Inc.                          13,335             636
   Cardinal Health, Inc.                       8,400             631
   PacifiCorp                                 22,662             619
   The Clorox Co.                              7,770             614
   Dover Corp.                                16,980             613
   Avon Products, Inc.                         9,992             613
   Dominion Resources, Inc.                   14,274             608
   Fort James Corp.                           15,879             607
-  Clear Channel Communications                7,600             604
   Lincoln National Corp.                      7,721             603
   Sysco Corp.                                13,129             598
   Northrop Grumman Corp.                      5,168             594
   Burlington Resources, Inc.                 13,217             592
   Cincinnati Financial Corp.                  4,200             590
   Tribune Co.                                 9,458             589
   Houston Industries, Inc.                   21,787             581
   MGIC Investment Corp.                       8,700             579
   ALLTEL Corp.                               14,000             575
   UNUM Corp.                                 10,418             566
   Entergy Corp.                              18,886             565
   The McGraw-Hill Cos., Inc.                  7,638             565

---------------------------------------------------------------------
                                                              MARKET
                                                               VALUE*
                                              SHARES           (000)
---------------------------------------------------------------------
   Hilton Hotels Corp.                        18,916       $     563
   Dresser Industries, Inc.                   13,398             562
   Baker Hughes, Inc.                         12,879             562
   Rite Aid Corp.                              9,501             558
   Public Service Enterprise
     Group, Inc.                              17,535             556
   Cognizant Corp.                            12,280             547
   The Quaker Oats Co.                        10,356             546
   Browning-Ferris Industries, Inc.           14,758             546
   Praxair, Inc.                              11,960             538
   Huntington Bancshares Inc.                 14,799             531
   The Limited, Inc.                          20,797             530
-  Federal Express Corp.                       8,680             530
   St. Paul Cos., Inc.                         6,389             524
   Eaton Corp.                                 5,859             523
   SAFECO Corp.                               10,720             521
-  Thermo Electron Corp.                      11,700             521
   Barrick Gold Corp.                         27,879             519
   Transamerica Corp.                          4,841             516
   UST, Inc.                                  13,899             513
   Tenneco, Inc.                              12,977             513
   BB&T Corp.                                  8,000             513
   Newell Co.                                 12,038             512
-  FirstEnergy Corp.                          17,546             509
   Ingersoll-Rand Co.                         12,490             506
   TRW, Inc.                                   9,440             504
   Unicom Corp.                               16,329             502
   Winn-Dixie Stores, Inc.                    11,308             494
   Coastal Corp.                               7,957             493
   Crown Cork & Seal Co., Inc.                 9,703             486
   Carolina Power & Light Co.                 11,448             486
   Alcan Aluminium Ltd.                       17,565             485
-  Computer Sciences Corp.                     5,772             482
   H.F. Ahmanson & Co.                         7,199             482
   Fortune Brands, Inc.                       12,988             481
   New York Times Co. Class A                  7,265             480
   Republic New York Corp.                     4,200             480
   Interpublic Group of Cos., Inc.             9,385             467
   Union Pacific Resources
     Group, Inc.                              18,991             461
   Becton, Dickinson & Co.                     9,196             460
   Genuine Parts Co.                          13,537             459
-  Parametric Technology Corp.                 9,700             458
   CINergy Corp.                              11,906             456
   Rohm & Haas Co.                             4,731             453
   W.R. Grace & Co.                            5,620             452
   Union Electric Co.                         10,405             450
   MBIA, Inc.                                  6,700             448
   Torchmark Corp.                            10,598             446
   Cooper Industries, Inc.                     9,095             446
   The Times Mirror Co. Class A                7,234             445
   Consolidated Natural Gas Co.                7,217             437
   Central & South West Corp.                 16,045             434
   American Stores Co.                        21,072             433
   International Flavors &
     Fragrances, Inc.                          8,382             432
-  US Airways Group, Inc.                      6,802             425
   VF Corp.                                    9,242             425
-  Kmart Corp.                                36,450             421
-  Digital Equipment Corp.                    11,371             421
   TJX Cos., Inc.                             12,202             419
   Georgia-Pacific Corp.                       6,900             419
   Jefferson-Pilot Corp.                       5,353             417
-  Bay Networks, Inc.                         16,200             414
   PECO Energy Corp.                          17,056             414
   Golden West Financial Corp.                 4,218             413
   R.R. Donnelley & Sons Co.                  11,041             411
   Equifax, Inc.                              11,600             411
-  Micron Technology, Inc.                    15,700             408
   General Dynamics Corp.                      4,716             408
   Union Carbide Corp.                         9,315             400
   Southwest Airlines Co.                     16,180             398
-  Owens-Illinois, Inc.                       10,500             398
   Dow Jones & Co., Inc.                       7,340             394
   The Dun & Bradstreet Corp.                 12,680             392
   Amerada Hess Corp.                          7,117             391
   Omnicom Group Inc.                          9,200             390
   Baltimore Gas & Electric Co.               11,398             388
   GPU, Inc.                                   9,100             383
   Dana Corp.                                  8,037             382
   Parker Hannifin Corp.                       8,273             380
   Sherwin-Williams Co.                       13,394             372
   Hercules, Inc.                              7,417             371
   DTE Energy Co.                             10,702             371
   W.W. Grainger, Inc.                         3,773             367
   Countrywide Credit Industries, Inc.         8,300             356
   H & R Block, Inc.                           7,900             354
   Nordstrom, Inc.                             5,874             353
-  Seagate Technology                         18,300             352
   Morton International, Inc.                 10,200             351
   Eastman Chemical Co.                        5,882             350
   Avery Dennison Corp.                        7,684             344
   Laidlaw, Inc.                              25,200             343
   Reynolds Metals Co.                         5,706             342
-  AutoZone Inc.                              11,700             339
   Case Corp.                                  5,600             338
   Newmont Mining Corp.                       11,509             338
   Knight-Ridder, Inc.                         6,470             336
   Northern States Power Co.                   5,728             334
   Pioneer Hi-Bred International, Inc.         3,100             332
   Allegheny Teledyne Inc.                    12,846             332
   Beneficial Corp.                            3,978             331
-  National Semiconductor Corp.               12,651             328
   Champion International Corp.                7,217             327
-  Tricon Global Restaurants, Inc.            11,175             325
   Columbia Gas Systems, Inc.                  4,073             320
   Providian Financial Corp.                   7,043             318
   The Stanley Works                           6,706             316
-  Mirage Resorts, Inc.                       13,900             316
-  Western Atlas, Inc.                         4,260             315
   Nucor Corp.                                 6,497             314
   PP&L Resources Inc.                        12,800             306
   Whirlpool Corp.                             5,553             305
   PACCAR, Inc.                                5,760             302
   Hasbro, Inc.                                9,550             301
   Tandy Corp.                                 7,732             298
   Sigma-Aldrich Corp.                         7,500             296
   Ashland, Inc.                               5,506             296
   Johnson Controls, Inc.                      6,176             295
   Sonat, Inc.                                 6,397             293
   Dillard's Inc.                              8,286             292
   Frontier Corp.                             12,100             291

---------------------------------------------------------------------
                                                               MARKET
GROWTH AND                                                     VALUE*
INCOME PORTFOLIO                              SHARES            (000)
---------------------------------------------------------------------
   Harcourt General, Inc.                      5,266       $     288
   Brown-Forman Corp. Class B                  5,135             284
   IKON Office Solutions                       9,966             280
   Raychem Corp.                               6,492             280
   ITT Industries, Inc.                        8,901             279
   Anadarko Petroleum Corp.                    4,600             279
   Rubbermaid, Inc.                           11,147             279
-  Ceridian Corp.                              6,051             277
   Black & Decker Corp.                        7,086             277
   Union Camp Corp.                            5,138             276
   Green Tree Financial Corp.                 10,500             275
   Maytag Corp.                                7,364             275
   Harris Corp.                                5,972             274
   Ecolab, Inc.                                4,915             272
   Raytheon Co. Class A                        5,497             271
   Phelps Dodge Corp.                          4,341             270
   Willamette Industries, Inc.                 8,300             267
   Synovus Financial Corp.                     8,100             265
-  Humana, Inc.                               12,400             257
   Circuit City Stores, Inc.                   7,228             257
   Westvaco Corp.                              7,943             250
   Wendy's International, Inc.                10,151             244
   Pacific Enterprises                         6,487             244
-  KLA-Tencor Corp.                            6,300             243
   The BFGoodrich Co.                          5,854             243
   Adobe Systems, Inc.                         5,800             239
   Fluor Corp.                                 6,380             238
   Apache Corp.                                6,800             238
   Pennzoil Co.                                3,478             232
   Perkin-Elmer Corp.                          3,250             231
   Placer Dome, Inc.                          18,112             230
   Brunswick Corp.                             7,426             225
-  DSC Communications Corp.                    9,274             221
   Sun Co., Inc.                               5,245             221
   Kerr-McGee Corp.                            3,476             220
   Temple-Inland Inc.                          4,200             220
   Armstrong World Industries Inc.             2,927             219
   The Mead Corp.                              7,804             219
   Inco Ltd.                                  12,597             214
   Deluxe Corp.                                6,182             213
   American Greetings Corp. Class A            5,447             213
   Liz Claiborne, Inc.                         5,069             212
-  LSI Logic Corp.                            10,700             211
-  St. Jude Medical, Inc.                      6,882             210
   Freeport-McMoRan Copper &
     Gold, Inc. Class B                       13,200             208
   Mallinckrodt, Inc.                          5,462             208
-  Woolworth Corp.                            10,050             205
   Biomet, Inc.                                7,985             204
-  Rowan Cos., Inc.                            6,486             198
-  ALZA Corp.                                  6,179             197
   Pall Corp.                                  9,495             196
-  Novell, Inc.                               26,400             196
   Great Lakes Chemical Corp.                  4,343             195
-  Oryx Energy Co.                             7,631             195
   Whitman Corp.                               7,360             192
   Nalco Chemical Co.                          4,835             191
   USX-U.S. Steel Group, Inc.                  6,100             191
   Snap-On Inc.                                4,367             191
   SuperValu Inc.                              4,546             190
-  Advanced Micro Devices, Inc.               10,608             190
-  FMC Corp.                                   2,823             190
-  NextLevel Systems, Inc.                    10,600             189
   Engelhard Corp.                            10,790             187
   Thomas & Betts Corp.                        3,928             186
   Ryder System, Inc.                          5,564             182
-  Unisys Corp.                               12,881             179
   USF&G Corp.                                 7,991             176
-  Cabletron Systems, Inc.                    11,400             171
   Bemis Co., Inc.                             3,875             171
   U.S. Surgical Corp.                         5,792             170
-  Silicon Graphics, Inc.                     13,400             167
   Mercantile Stores Co., Inc.                 2,726             166
   Echlin, Inc.                                4,501             163
   National Service Industries, Inc.           3,269             162
   Cummins Engine Co., Inc.                    2,741             162
   Manor Care Inc.                             4,613             161
   Polaroid Corp.                              3,260             159
   Bausch & Lomb, Inc.                         4,002             159
   The Timken Co.                              4,610             158
   Allergan, Inc.                              4,618             155
-  Andrew Corp.                                6,460             155
   King World Productions, Inc.                2,627             152
   General Signal Corp.                        3,562             150
   Louisiana-Pacific Corp.                     7,900             150
   Giant Food, Inc. Class A                    4,404             148
   McDermott International, Inc.               4,041             148
   NICOR, Inc.                                 3,480             147
   Tektronix, Inc.                             3,676             146
-  Harrah's Entertainment, Inc.                7,649             144
   Crane Co.                                   3,303             143
-  Navistar International Corp.                5,756             143
   Cooper Tire & Rubber Co.                    5,785             141
-  Fruit of the Loom, Inc.                     5,500             141
   Meredith Corp.                              3,896             139
   Darden Restaurants Inc.                    11,041             138
   Centex Corp.                                2,108             133
   Caliber System Inc.                         2,715             132
   Tupperware Corp.                            4,717             131
   Alberto-Culver Co. Class B                  4,086             131
   C.R. Bard, Inc.                             4,177             131
   Comcast Corp. Class A                       4,100             130
   Owens Corning                               3,747             128
   Autodesk, Inc.                              3,460             127
   Harnischfeger Industries Inc.               3,587             127
   Shared Medical Systems Corp.                1,876             124
   Boise Cascade Corp.                         4,030             122
-  Apple Computer, Inc.                        9,300             121
   Helmerich & Payne, Inc.                     1,784             121
   Safety-Kleen Corp.                          4,397             121
-  Reebok International Ltd.                   4,091             118
   Worthington Industries, Inc.                7,102             116
   Fleetwood Enterprises, Inc.                 2,656             113
   Pep Boys (Manny, Moe & Jack)                4,608             110
-  Niagara Mohawk Power Corp.                 10,393             109
   Millipore Corp.                             3,194             108
   Cyprus Amax Minerals Co.                    6,800             105
   Aeroquip-Vickers Inc.                       2,097             103
   Peoples Energy Corp.                        2,519              99
   Moore Corp. Ltd.                            6,540              99
   Scientific-Atlanta, Inc.                    5,878              98
   Battle Mountain Gold Co. Class A           16,700              98

---------------------------------------------------------------------
                                                              MARKET
                                                               VALUE*
                                              SHARES           (000)
---------------------------------------------------------------------
   ONEOK, Inc.                                 2,391       $      97
   Homestake Mining Co.                       10,768              96
   Longs Drug Stores, Inc.                     2,842              91
   Adolph Coors Co. Class B                    2,728              90
   Potlatch Corp.                              2,100              90
   Briggs & Stratton Corp.                     1,798              87
   Great Atlantic & Pacific
     Tea Co., Inc.                             2,830              84
   Foster Wheeler Corp.                        3,022              82
   Ball Corp.                                  2,301              81
-  Stone Container Corp.                       7,300              76
   Springs Industries Inc. Class A             1,460              76
   Cincinnati Milacron, Inc.                   2,915              76
   Russell Corp.                               2,720              72
-  Bethlehem Steel Corp.                       8,231              71
   EG&G, Inc.                                  3,390              71
   ASARCO, Inc.                                2,942              66
   Jostens Inc.                                2,855              66
-  UNOVA, Inc.                                 3,960              65
   Eastern Enterprises                         1,372              62
-  Data General Corp.                          3,521              61
   Inland Steel Industries, Inc.               3,541              61
   Kaufman & Broad Home Corp.                  2,611              59
   Pulte Corp.                                 1,394              58
   NACCO Industries, Inc. Class A                531              57
-  Beverly Enterprises, Inc.                   4,283              56
   John H. Harland Co.                         2,004              42
-  Armco, Inc.                                 6,855              34
-  Charming Shoppes, Inc.                      6,800              31
-  PharMerica, Inc.                            2,723              28
-  Echo Bay Mines Ltd.                        10,600              26
   Freeport-McMoRan Copper &
     Gold, Inc. Class A                        1,300              20
-  Viacom Inc. Class A                           100               4
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $425,245)                                           578,659
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.7%)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998
   (COST $4,090)                              $4,090           4,090
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $429,335)                                           582,749
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                              MARKET
                                                               VALUE*
                                                               (000)
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
---------------------------------------------------------------------
Other Assets--Note B                                        $  3,564
Liabilities                                                   (7,021)
                                                            ---------
                                                              (3,457)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 27,742,107 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                          $579,292
=====================================================================

NET ASSET VALUE PER SHARE                                     $20.88
=====================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

-----------------------------------------------------------------------
  AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
                                                AMOUNT             PER
                                                 (000)           SHARE
-----------------------------------------------------------------------
  Paid in Capital                             $427,600          $15.41
  Overdistributed Net
    Investment Income                              (66)              --
  Accumulated Net
    Realized Losses--Note C                     (1,656)           (.06)
  Unrealized Appreciation--Note D              153,414            5.53
-----------------------------------------------------------------------
  NET ASSETS                                  $579,292          $20.88
=======================================================================

---------------------------------------------------------------------
                                                               MARKET
CAPITAL APPRECIATION                                           VALUE*
PORTFOLIO                                     SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (100.0%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (3.6%)
-  AMR Corp.                                  17,900       $   2,300
   Autoliv, Inc.                              33,047           1,082
   Bandag, Inc.                               11,850             633
   Burlington Northern Santa
     Fe Corp.                                 25,631           2,382
   CNF Transportation, Inc.                   24,600             944
   Chrysler Corp.                             17,286             608
-  Consolidated Freightways Corp.             73,371           1,009
-  Continental Airlines, Inc. Class B         26,600           1,280
   Cooper Tire & Rubber Co.                   38,800             946
   Delta Air Lines, Inc.                      16,800           1,999
-  Federal Express Corp.                      25,000           1,527
   Ford Motor Co.                             20,200             983
   General Motors Corp.                       51,500           3,122
   Harley-Davidson, Inc.                      47,800           1,309
   Kansas City Southern
     Industries, Inc.                         43,500           1,381
-  Lear Corp.                                 24,800           1,178
   LucasVarity PLC ADR                        11,592             404
   MascoTech Inc.                             14,000             257
-  Northwest Airlines Corp. Class A           28,700           1,375
   Pittston Burlington Group                   7,650             201
   Southwest Airlines Co.                     63,600           1,566
-  UAL Corp.                                  16,700           1,545
   Union Pacific Corp.                        24,653           1,539
-  US Airways Group, Inc.                     29,200           1,825
   Werner Enterprises, Inc.                    6,000             125
-  Wisconsin Central
     Transportation Corp.                     32,700             767
                                                            ---------
                                                              32,287
                                                            ---------
CONSUMER DISCRETIONARY (16.2%)
-  AccuStaff, Inc.                            40,000             920
-  America Online, Inc.                       23,900           2,132
-  AutoZone Inc.                              44,800           1,299
   BHC Communications, Inc.
     Class A                                   7,200             938
-  Barnes & Noble, Inc.                       44,600           1,489
-  Bed Bath & Beyond, Inc.                    29,300           1,126
   A. H. Belo Corp. Class A                   21,900           1,229
-  Boise Cascade Office Products
     Corp.                                    48,100             718
-  Boston Chicken, Inc.                      105,200             676
-  Brinker International, Inc.                34,800             557
   Burlington Coat Factory
     Warehouse Corp.                           6,360             105
   Callaway Golf Co.                          34,300             980
-  Cendant Corp.                             150,225           5,164
-  Chancellor Media Corp.                     18,500           1,381
-  Choice Hotel International, Inc.           30,100             482
-  Chris-Craft Industries, Inc.               18,125             948
   Circuit City Stores, Inc.                  32,000           1,138
   Cintas Corp.                               28,200           1,102
-  Circus Circus Enterprises Inc.             51,600           1,058
-  Clear Channel Communications               19,000           1,509
   Cognizant Corp.                            38,000           1,693
-  Consolidated Stores, Inc.                  29,406           1,292
-  Corporate Express, Inc.                    71,000             916
-  Corrections Corp. of America               34,800           1,290
-  Costco Cos., Inc.                          45,700           2,038
   Cracker Barrel Old Country
     Stores, Inc.                             34,800           1,166
   Darden Restaurants Inc.                    99,900           1,249
   Dillard's Inc.                             32,400           1,142
   The Walt Disney Co.                        85,203           8,440
   Dollar General Corp.                       39,783           1,442
-  Electronic Arts Inc.                       31,100           1,177
   Fastenal Co.                               19,100             734
-  Federated Department Stores                42,600           1,834
   First Brands Corp.                          9,200             248
-  Fruit of the Loom, Inc.                    40,900           1,048
   The Gap, Inc.                              61,350           2,174
-  Gartner Group, Inc. Class A                33,100           1,235
   Gaylord Entertainment Co. Class A          28,614             914
-  General Nutrition Cos., Inc.               37,900           1,286
-  GTech Holdings Corp.                       30,000             958
-  HSN, Inc.                                  27,290           1,407
-  Harrah's Entertainment, Inc.               53,000           1,000
   Hasbro, Inc.                               41,400           1,304
   Home Depot, Inc.                           99,150           5,837
-  Host Marriott Services Corp.               53,520             796
-  Host Marriott Corp.                        58,700           1,152
-  ITT Corp.                                  25,500           2,113
   IKON Office Solutions                      46,300           1,302
   International Game Technology              57,500           1,452
-  Jones Apparel Group, Inc.                  20,500             882
-  Kmart Corp.                               117,700           1,361
   King World Productions, Inc.               23,900           1,380
-  Kohls Corp.                                20,000           1,363
   La Quinta Inns Inc.                        51,700             998
-  Lands' End, Inc.                            1,400              49
   The Limited, Inc.                          37,337             952
-  Lin Television                             19,800           1,080
   Lowe's Cos., Inc.                          38,100           1,817
-  MGM Grand, Inc.                            25,600             923
   Manpower Inc.                              24,200             853
   Marriott International                     22,900           1,586
-  Marvel Entertainment Group                223,200             112
   Mattel, Inc.                               58,412           2,176
   McDonald's Corp.                           94,400           4,508
   Fred Meyer Inc.                            40,600           1,477
-  Micro Warehouse Inc.                       43,400             606
-  Mirage Resorts, Inc.                       56,000           1,274
   Newell Co.                                 27,300           1,160
   NIKE, Inc. Class B                         31,900           1,252
-  Nine West Group, Inc.                      33,100             859
   Nordstrom, Inc.                            12,100             729
-  Office Depot, Inc.                         62,200           1,489
-  OfficeMax, Inc.                            69,900             996
-  Outback Steakhouse                         36,600           1,059
   J.C. Penney Co., Inc.                      13,654             824
   Pep Boys (Manny, Moe & Jack)               29,100             695
-  PETsMART, Inc.                             56,800             410
   Pittston Brink's Group                     26,000           1,047
-  PriceSmart, Inc.                            3,275              57
-  PRIMEDIA Inc.                              81,800           1,033
-  Promus Hotel Corp.                         23,264             977
-  Reebok International Ltd.                  27,750             800
-  Robert Half International, Inc.            32,700           1,308
   Rubbermaid, Inc.                           31,600             790

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                              SHARES           (000)
---------------------------------------------------------------------
   Russell Corp.                              17,250       $     458
   E.W. Scripps Co. Class A                   14,835             719
   Shaw Industries, Inc.                      47,000             546
-  Staples, Inc.                              52,325           1,455
-  Starbucks Corp.                            33,100           1,271
   Stewart Enterprises, Inc. Class A          24,300           1,135
-  Sunburst Hospitality Corp                  10,033              99
   Sunbeam Corp.                              32,100           1,352
-  Tele-Communications Liberty
     Media Group Class A                      64,960           2,361
   Time Warner, Inc.                          65,875           4,084
-  Toys R Us, Inc.                            54,600           1,716
-  Tricon Global Restaurants, Inc.            43,940           1,277
-  USA Waste Service                          46,300           1,817
   Unisource Worldwide, Inc.                   9,800             140
-  Viacom Inc. Class B                        53,006           2,196
-  Viking Office Products                     47,100           1,035
   Wal-Mart Stores, Inc.                     178,400           7,036
   The Warnaco Group, Inc. Class A            34,200           1,073
   Waste Management Inc.                      37,265           1,025
-  Woolworth Corp.                            51,200           1,043
                                                            ---------
                                                             144,310
                                                            ---------
CONSUMER STAPLES (8.4%)
   Albertson's, Inc.                          29,200           1,383
   CVS Corp.                                  33,014           2,115
   The Coca-Cola Co.                         268,300          17,875
   Coca-Cola Enterprises, Inc.                54,900           1,952
   Dole Food Co.                              25,300           1,158
   Gillette Co.                               72,558           7,288
   Great Atlantic & Pacific
     Tea Co., Inc.                            15,300             454
   IBP, Inc.                                  45,300             949
   Kellogg Co.                                13,000             645
-  The Kroger Co.                             52,300           1,932
   PepsiCo, Inc.                             195,400           7,120
   Philip Morris Cos., Inc.                  163,800           7,422
   Procter & Gamble Co.                      165,200          13,185
   RJR Nabisco Holdings Corp.                  4,360             164
-  Safeway, Inc.                              56,092           3,548
-  Southland Corp.                           343,000             718
   Sysco Corp.                                38,100           1,736
   Tyson Foods, Inc.                          62,550           1,282
   Walgreen Co.                               70,800           2,221
   Wrigley, (Wm.) Jr. Co.                     23,100           1,838
                                                             --------
                                                              74,985
                                                             --------
FINANCIAL SERVICES (12.2%)
   AFLAC, Inc.                                33,450           1,710
   Advanta Corp. Class A                      24,600             646
-  Alleghany Corp.                             3,808           1,084
   Allmerica Financial Corp.                  25,044           1,251
   AMBAC Financial Group Inc.                 27,500           1,265
   American International Group, Inc.         74,625           8,116
   Automatic Data Processing, Inc.            34,800           2,136
   Banc One Corp.                             29,963           1,627
   BankAmerica Corp.                          74,100           5,409
-  CNA Financial Corp.                         7,300             933
   Capital One Financial Corp.                22,500           1,219
   Citicorp                                   58,900           7,447
-  Concord EFS, Inc.                          39,500             985
   Conseco Inc.                               39,366           1,789
-  DST Systems, Inc.                          25,600           1,093
   Dime Bancorp, Inc.                         51,100           1,546
   The Equitable Cos.                         28,200           1,403
   Fannie Mae                                136,200           7,772
   First Data Corp.                           74,862           2,190
   First Empire State Corp.                    2,800           1,302
-  FIserv, Inc.                               24,600           1,212
   Franklin Resources Corp.                   18,750           1,630
   Freddie Mac                               100,400           4,211
   General Re Corp.                           13,100           2,777
   Golden West Financial Corp.                14,500           1,418
   Green Tree Financial Corp.                 43,200           1,131
   The Hartford Financial Services
     Group Inc.                               17,300           1,619
   Horace Mann Educators Corp.                34,400             978
   ING Groep NV-Sponsored ADR                  4,261             180
   Lehman Brothers Holdings, Inc.             30,200           1,540
   Leucadia National Corp.                    29,500           1,018
   Loews Corp.                                15,900           1,687
   MBIA, Inc.                                 24,400           1,630
   MGIC Investment Corp.                      27,200           1,809
   Merrill Lynch & Co., Inc.                  50,800           3,705
   Morgan Stanley, Dean Witter,
     Discover and Co.                         71,900           4,251
   The PMI Group Inc.                         16,300           1,179
   Paychex, Inc.                              26,950           1,369
   Progressive Corp. of Ohio                  13,800           1,654
   Provident Cos., Inc.                       32,804           1,267
   St. Paul Cos., Inc.                         2,400             197
   Charles Schwab Corp.                       45,900           1,925
   State Street Corp.                         32,600           1,897
   SunAmerica Inc.                            44,650           1,909
-  SunGard Data Systems, Inc.                 39,800           1,234
   TIG Holdings, Inc.                         20,800             690
   Transatlantic Holdings, Inc.               13,600             972
   Travelers Group Inc.                      169,635           9,139
   20th Century Industries of CA              38,400             998
   UNUM Corp.                                 33,800           1,838
   Western National Corp.                     36,200           1,072
                                                             --------
                                                             109,059
                                                             --------
HEALTH CARE (13.1%)
   Abbott Laboratories                        78,800           5,166
   Aetna Inc.                                 28,297           1,997
   Aetna Inc. 6.25% Cvt. Pfd. Series C         1,333              95
-  ALZA Corp.                                 40,500           1,288
   American Home Products Corp.               24,400           1,867
-  Amgen, Inc.                                47,200           2,555
   Beckman Instruments, Inc.                  15,000             600
   Becton, Dickinson & Co.                    30,200           1,510
-  Beverly Enterprises, Inc.                  65,500             852
-  Biogen, Inc.                               33,400           1,217
   Biomet, Inc.                               50,100           1,281
-  Boston Scientific Corp.                    31,800           1,459
   Cardinal Health, Inc.                      24,300           1,826
-  Centocor, Inc.                             30,300           1,011
-  Chiron Corp.                               65,540           1,116
   Columbia/HCA Healthcare Corp.             105,421           3,123
   DENTSPLY International Inc.                36,200           1,119
   DePuy, Inc.                                34,000             978
-  Forest Laboratories, Inc.                  23,800           1,174
-  Foundation Health Systems
     Class A                                  53,770           1,203

---------------------------------------------------------------------
                                                               MARKET
CAPITAL APPRECIATION                                           VALUE*
PORTFOLIO                                     SHARES           (000)
---------------------------------------------------------------------
-  Genzyme Corp.                              43,000       $   1,191
-  Genzyme Corp. (Tissue Repair)               1,411              10
   Guidant Corp.                              34,200           2,129
   HBO & Co.                                  44,400           2,130
   HealthCare COMPARE Corp.                   20,000           1,028
-  HEALTHSOUTH Corp.                          75,702           2,101
-  Health Management Associates
     Class A                                  54,112           1,366
-  Healthcare & Retirement Corp.              26,500           1,067
-  Humana, Inc.                               54,000           1,121
-  IDEXX Laboratories Corp.                   26,000             417
-  IVAX Corp.                                126,700             855
   Johnson & Johnson                         165,006          10,870
   Mallinckrodt, Inc.                         16,500             627
   Manor Care Inc.                            30,400           1,064
-  Marquette Medical Systems Inc.              3,500              94
   McKesson Corp.                             13,200           1,428
-  MedPartners, Inc.                          54,656           1,223
   Medtronic, Inc.                            71,600           3,746
   Merck & Co., Inc.                         144,300          15,332
   Mylan Laboratories, Inc.                   58,050           1,215
-  NovaCare, Inc.                             10,200             133
   Olsten Corp.                               15,000             225
-  Oxford Health Plan                         46,700             725
-  Pacificare Health Systems Inc.
     Class A                                   4,096             206
-  Pacificare Health Systems Inc.
     Class B                                  15,432             811
   Pfizer, Inc.                              159,200          11,870
-  PharMerica, Inc.                           29,809             312
-  PhyCor, Inc.                               43,000           1,162
-  Quintiles Transnational Corp.              30,000           1,151
-  Quorum Health Group, Inc.                  42,950           1,127
-  St. Jude Medical, Inc.                     38,150           1,164
-  R. P. Scherer Corp.                        16,800           1,025
   Schering-Plough Corp.                      97,800           6,076
   Stryker Corp.                              29,700           1,106
-  Sybron International Corp.                 26,200           1,230
-  Tenet Healthcare Corp.                     70,537           2,337
   United Healthcare Corp.                    36,200           1,799
   U.S. Surgical Corp.                        39,500           1,158
-  Vencor, Inc.                               41,285           1,009
-  Watson Pharmaceuticals, Inc.               41,200           1,336
-  Wellpoint Health Networks Inc.
     Class A                                  19,703             832
                                                             --------
                                                             117,245
                                                             --------
INTEGRATED OILS (2.2%)
   Amerada Hess Corp.                         24,400           1,339
   Amoco Corp.                                23,500           2,000
   Coastal Corp.                              25,100           1,555
   Exxon Corp.                               158,000           9,668
   Mobil Corp.                                53,000           3,826
-  Seagull Energy Corp.                       44,700             922
   Texaco Inc.                                 7,960             433
                                                             --------
                                                              19,743
                                                             --------
OTHER ENERGY (3.8%)
-  AES Corp.                                  40,200           1,874
   Anadarko Petroleum Corp.                   19,600           1,189
   Apache Corp.                               31,800           1,115
-  BJ Services Co.                            16,100           1,158
   Burlington Resources, Inc.                 37,800           1,694
-  CalEnergy Co.                              30,900             888
-  Cooper Cameron Corp.                       20,100           1,226
   Diamond Offshore Drilling, Inc.            24,400           1,174
-  EEX Corp.                                 114,682           1,039
   ENSCO International, Inc.                  42,800           1,434
   Enron Oil & Gas Co.                        51,100           1,083
-  Falcon Drilling Co., Inc.                   6,400             224
-  Global Marine, Inc.                        48,200           1,181
-  Input/Output, Inc.                          6,900             205
   Mapco Inc.                                 22,400           1,036
-  Nabors Industries, Inc.                    45,900           1,443
   Noble Affiliates, Inc.                     28,000             987
-  Noble Drilling Corp.                       47,000           1,439
-  Oryx Energy Co.                            44,650           1,139
   Pioneer Natural Resources Co.              43,300           1,253
   Pogo Producing Co.                         30,100             888
-  Reading & Bates Corp.                      34,700           1,453
-  Rowan Cos., Inc.                           40,700           1,241
-  Santa Fe Energy Resources, Inc.            82,400             927
-  Smith International, Inc.                  18,800           1,154
-  TransTexas Gas Corp.                       50,600             750
   Union Pacific Resources
     Group, Inc.                              62,142           1,507
   Union Texas Petroleum
     Holdings, Inc.                           46,500             968
-  United Meridian Corp.                      32,100             903
-  Western Atlas, Inc.                        16,200           1,199
                                                             --------
                                                              33,771
                                                             --------
MATERIALS & PROCESSING (6.4%)
-  Airgas, Inc.                               66,200             927
   Albemarle Corp.                            23,000             549
   Allegheny Teledyne Inc.                    27,142             702
-  Alumax, Inc.                               30,600           1,040
   Aluminum Co. of America                    30,400           2,139
-  American Standard Cos., Inc.               29,900           1,146
   Archer-Daniels-Midland Co.                 98,347           2,133
   ASARCO, Inc.                                7,200             162
-  Bethlehem Steel Corp.                      93,600             807
-  Burlington Industries, Inc.                 1,500              21
-  Castle & Cooke Inc.                        23,300             393
   Centex Corp.                               19,500           1,227
   Champion International Corp.               26,100           1,183
   Crown Cork & Seal Co., Inc.                17,500             877
   E.I. du Pont de Nemours & Co.             101,600           6,102
   Fluor Corp.                                24,900             931
   Fort James Corp.                           34,587           1,323
   Freeport-McMoRan Copper &
     Gold, Inc. Class A                          138               2
   Freeport-McMoRan Copper &
     Gold, Inc. Class B                       11,087             175
-  Freeport-McMoRan Sulphur, Inc.              1,433              17
   Georgia Gulf Corp.                         14,700             450
   W.R. Grace & Co.                           21,300           1,713
   Great Lakes Chemical Corp.                 24,600           1,104
   Homestake Mining Co.                       97,400             864
   IMC Global Inc.                            42,207           1,382
-  IMC Global Inc.
     Warrants Exp. 12/22/2000                  2,261               9
   Illinois Tool Works, Inc.                  40,000           2,405
   Inland Steel Industries, Inc.              47,700             817
   International Paper Co.                    35,600           1,535

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                              SHARES           (000)
---------------------------------------------------------------------
-  International Specialty
     Products, Inc.                           57,500       $     859
-  Jefferson Smurfit Corp.                    55,300             788
   Johns Manville Corp.                       75,900             764
   Kimberly-Clark Corp.                       57,696           2,845
   LTV Corp.                                  86,800             846
   Lone Star Industries, Inc.                  2,000             106
   Louisiana-Pacific Corp.                     1,050              20
   Martin Marietta Materials, Inc.            29,500           1,079
   Morton International, Inc.                 40,000           1,375
   Newmont Gold Co.                           29,100             868
   Newmont Mining Corp.                       47,291           1,389
   Nucor Corp.                                27,200           1,314
   Owens Corning                              29,200             997
-  Owens-Illinois, Inc.                       38,400           1,457
   Praxair, Inc.                              37,000           1,665
   Price Enterprises, Inc.                    13,100             239
   Reynolds Metals Co.                         5,300             318
-  Sealed Air Corp.                           21,300           1,315
   Sigma-Aldrich Corp.                        36,200           1,434
   Stone Container Corp.                      74,700             780
   TriMas Corp.                                7,700             265
   Tyco International Ltd.                    49,576           2,234
-  UCAR International, Inc.                   25,800           1,030
-  USG Corp.                                  23,000           1,127
   Wausau-Mosinee Paper Corp.                  1,100              22
                                                            ---------
                                                              57,271
                                                            ---------
PRODUCER DURABLES (4.3%)
   AGCO Corp.                                 38,200           1,117
-  American Power Conversion Corp.            45,800           1,085
-  Applied Materials, Inc.                    67,400           2,028
   The Boeing Co.                            128,470           6,287
   Caterpillar, Inc.                          44,000           2,137
   Clayton Homes Inc.                         59,616           1,073
-  CommScope, Inc.                            79,114           1,063
   Cummins Engine Co., Inc.                   15,800             933
   Danaher Corp.                              18,100           1,143
   Emerson Electric Co.                       47,200           2,664
-  General Semiconductor, Inc.                63,650             736
   W.W. Grainger, Inc.                        13,700           1,331
-  KLA-Tencor Corp.                           32,000           1,235
-  LAM Research Corp.                         30,700             900
-  Lexmark International Group, Inc.
     Class A                                  33,100           1,258
   Lockheed Martin Corp.                      25,200           2,482
   Mark IV Industries, Inc.                   43,510             952
   Millipore Corp.                            26,100             886
   Molex, Inc.                                38,525           1,235
   Raychem Corp.                              29,800           1,283
-  Republic Industries, Inc.                  67,600           1,576
-  Solectron Corp.                            34,400           1,430
-  Teradyne, Inc.                             34,700           1,110
-  Thermo Instrument Systems, Inc.            29,858           1,028
   Wheelabrator Technologies, Inc.            36,300             583
   York International Corp.                   22,600             894
                                                             --------
                                                              38,449
                                                             --------
TECHNOLOGY (18.7%)
-  ADC Telecommunications, Inc.               41,000           1,714
-  Adaptec, Inc.                              31,600           1,175
   Adobe Systems, Inc.                        27,900           1,149
-  Advanced Micro Devices, Inc.               52,900             949
-  Altera Corp.                               28,600             948
-  Analog Devices, Inc.                       44,533           1,233
-  Andrew Corp.                               43,987           1,054
-  Apple Computer, Inc.                       62,000             812
-  Arrow Electronics, Inc.                    41,000           1,330
-  Ascend Communications, Inc.                52,040           1,280
-  Atmel Corp.                                48,200             896
   Autodesk, Inc.                             26,500             977
-  BMC Software, Inc.                         24,800           1,626
-  Bay Networks, Inc.                         52,093           1,332
-  Cabletron Systems, Inc.                    49,700             746
-  Cadence Design Systems, Inc.               62,300           1,526
-  CIENA Corp.                                28,000           1,715
-  Cisco Systems, Inc.                       129,900           7,250
   Compaq Computer Corp.                     117,540           6,634
   Computer Associates
     International, Inc.                      63,862           3,377
-  CompUSA, Inc.                              44,400           1,376
-  Computer Sciences Corp.                    20,000           1,670
-  Compuware Corp.                            75,600           2,422
-  DSC Communications Corp.                   51,000           1,221
-  Dell Computer Corp.                        66,000           5,546
-  Digital Equipment Corp.                    36,900           1,365
-  EMC Corp.                                  85,000           2,332
   Electronic Data Systems Corp.              18,900             830
-  Electronics for Imaging, Inc.              23,900             397
-  FORE Systems, Inc.                         55,600             848
-  Gateway 2000, Inc.                         35,200           1,148
-  Glenayre Technologies, Inc.                 3,000              30
   Hewlett-Packard Co.                       107,500           6,719
-  Imation Corp.                              25,590             409
-  Informix Corp.                            144,200             689
   Intel Corp.                               200,300          14,065
   International Business
     Machines Corp.                          120,900          12,642
-  Intuit, Inc.                               31,800           1,314
-  Iomega Corp.                               99,400           1,236
-  Komag, Inc.                                47,900             710
-  LSI Logic Corp.                            52,500           1,037
   Linear Technology Corp.                    21,200           1,220
   Lucent Technologies, Inc.                  83,497           6,669
-  Maxim Integrated Products, Inc.            41,600           1,438
-  Mentor Graphics Corp.                      16,100             156
-  Microsoft Corp.                            89,600          11,578
-  Microchip Technology, Inc.                 29,800             896
-  Micron Electronics, Inc.                   80,500             732
-  Micron Technology, Inc.                    52,200           1,357
   Motorola, Inc.                             80,100           4,571
-  NCR Corp.                                  39,937           1,111
-  National Semiconductor Corp.               40,800           1,058
-  Network Associates, Inc.                   21,800           1,151
-  Netscape Communications Corp.              35,879             872
-  NextLevel Systems, Inc.                    75,100           1,342
-  Novell, Inc.                              131,700             984
-  Oracle Corp.                              112,675           2,511
-  Pairgain Technologies, Inc.                51,400             997
-  Parametric Technology Corp.                33,400           1,580
-  PeopleSoft, Inc.                           46,400           1,804
-  Premisys Communications, Inc.              44,400           1,154
-  Quantum Corp.                              76,000           1,527
-  SCI Systems, Inc.                          30,000           1,307

---------------------------------------------------------------------
                                                               MARKET
CAPITAL APPRECIATION                                           VALUE*
PORTFOLIO                                     SHARES           (000)
---------------------------------------------------------------------
-  Seagate Technology                         63,670       $   1,226
-  Shiva Corp.                                 8,000              69
-  Silicon Graphics, Inc.                     83,800           1,042
-  Sterling Commerce, Inc.                    34,500           1,326
-  Storage Technology Corp.                   24,600           1,524
-  Sun Microsystems, Inc.                     65,400           2,612
-  Sybase, Inc.                               66,600             889
-  Synopsys, Inc.                             27,027             965
   Tandy Corp.                                29,000           1,118
-  Tellabs, Inc.                              35,200           1,858
   Texas Instruments, Inc.                    60,400           2,718
-  3Com Corp.                                 82,025           2,863
   Total System Services, Inc.                36,700             908
-  UNOVA, Inc.                                54,200             891
-  VLSI Technology, Inc.                      41,200             973
   Varian Associates, Inc.                    17,500             885
-  Vishay Intertechnology, Inc.               43,494           1,028
-  Western Digital Corp.                      51,600             829
-  Xilinx, Inc.                               32,100           1,124
                                                            ---------
                                                             166,592
                                                            ---------
UTILITIES (5.5%)
   AT&T Corp.                                 61,400           3,761
-  AirTouch Communications, Inc.              79,700           3,313
-  Associated Group, Inc.                      1,750              53
-  Associated Group, Inc. Class B              1,750              51
   BellSouth Corp.                            33,700           1,898
-  Cablevision Systems Corp. Class B          18,700           1,791
   Century Telephone
     Enterprises, Inc.                        26,800           1,335
   CINergy Corp.                               5,700             218
-  Citizens Utilities Co. Class B            130,063           1,252
   Columbia Gas Systems, Inc.                 17,700           1,391
   Comcast Corp. Class A Special              70,066           2,209
-  Cox Communications Class A                 40,100           1,607
-  EXCEL Communications, Inc.                 39,800             577
-  FirstEnergy Corp.                          55,900           1,621
   Frontier Corp.                             11,400             274
   MCI Communications Corp.                   90,100           3,860
   New Century Energies, Inc.                 29,800           1,429
-  NEXTEL Communications, Inc.                63,900           1,653
-  Paging Network, Inc.                       28,200             304
-  QUALCOMM, Inc.                             23,200           1,172
   SBC Communications Inc.                    20,860           1,528
   Sprint Corp.                               47,000           2,755
-  Tele-Communications, Inc.
     Class A                                  98,253           2,742
-  Tele-Communications
     International, Inc. Series A             57,000           1,024
-  Tele-Communications TCI
     Ventures Group Series A                  44,747           1,268
   Telephone & Data Systems, Inc.             23,800           1,108
   Texas Utilities Co.                         7,965             331
-  360 Communications Co.                     58,045           1,172
-  U.S. Cellular Corp.                        28,100             871
-  U S WEST Media Group                      104,500           3,017
-  Viacom Inc. Class A                         6,844             280
-  WorldCom, Inc.                            102,506           3,104
                                                            ---------
                                                              48,969
                                                            ---------
OTHER (5.6%)
   AlliedSignal Inc.                          78,700           3,064
   CBS Corp.                                 118,106           3,477
-  Ceridian Corp.                             30,800           1,411
-  Coltec Inc.                                44,500           1,032
-  FMC Corp.                                  15,000           1,010
   General Electric Co.                      380,200          27,897
   ITT Industries, Inc.                       28,700             900
   Lancaster Colony Corp.                     13,700             778
-  Litton Industries, Inc.                    20,400           1,173
   Minnesota Mining &
     Manufacturing Co.                        29,900           2,454
   Raytheon Co. Class A                        3,284             162
   Raytheon Co. Class B                       40,700           2,055
   Reynolds & Reynolds Class A                23,500             433
   St. Joe Corp.                              10,300             932
-  Thermo Electron Corp.                      40,300           1,793
   Wesco Financial Corp.                       3,000             900
                                                            ---------
                                                              49,471
                                                            ---------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $603,810)                                           892,152
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.6%)
---------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                          $   4,118           4,118
   6.50%, 1/2/1998--Note E                     10,595          10,595
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $14,713)                                              14,713
----------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
   (COST $618,523)                                            906,865
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
----------------------------------------------------------------------
Other Assets--Note B                                            2,477
Liabilities--Note E                                           (16,835)
                                                            ----------
                                                              (14,358)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 44,231,285 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                           $892,507
=======================================================================

NET ASSET VALUE PER SHARE                                      $20.18
=======================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

----------------------------------------------------------------------
  AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                                AMOUNT            PER
                                                 (000)          SHARE
----------------------------------------------------------------------
  Paid in Capital                             $621,967         $14.06
  Overdistributed Net
    Investment Income                             (328)          (.01)
  Accumulated Net
    Realized Losses--Note C                    (17,474)          (.39)
  Unrealized Appreciation--Note D              288,342           6.52
----------------------------------------------------------------------
  NET ASSETS                                  $892,507         $20.18
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------------------------
                                                                                             GROWTH AND                CAPITAL
                                                                            BALANCED             INCOME           APPRECIATION
                                                                           PORTFOLIO          PORTFOLIO              PORTFOLIO
                                                                           ---------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31, 1997
                                                                           ---------------------------------------------------
                                                                               (000)              (000)                  (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                               $   368           $  7,166              $  5,858
     Interest                                                                  2,473                 68                   385
                                                                           ---------------------------------------------------
          Total Income                                                         2,841              7,234                 6,243
                                                                           ---------------------------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                            19                 12                    12
          Management and Administrative                                          101                501                   962
          Marketing and Distribution                                              23                 87                   164
     Taxes (other than income taxes)                                               7                 29                    53
     Custodian Fees                                                                8                 46                    28
     Auditing Fees                                                                 8                  8                     8
     Shareholders' Reports                                                         1                  5                    10
     Annual Meeting and Proxy Costs                                               --                  2                     2
     Directors' Fees and Expenses                                                 --                  1                     1
                                                                           ---------------------------------------------------
          Total Expenses                                                         167                691                 1,240
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          2,674              6,543                 5,003
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                                 (626)              (199)               (7,186)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENT SECURITIES                                                    12,259            103,458               165,146
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $14,307           $109,802              $162,963
==============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------------------
                                                                            BALANCED                          GROWTH AND INCOME
                                                                            PORTFOLIO                             PORTFOLIO
                                                                  ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                        1997            1996               1997              1996
                                                                        (000)           (000)              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                          $  2,674         $ 1,611           $  6,543          $  3,404
     Realized Net Gain (Loss)                                           (626)           (125)              (199)           (1,158)
     Change in Unrealized Appreciation (Depreciation)                 12,259           4,790            103,458            33,212
                                                                  ----------------------------------------------------------------
          Net Increase in Net Assets
               Resulting from Operations                              14,307           6,276            109,802            35,458
                                                                  ----------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                            (2,697)         (1,615)            (6,484)           (3,500)
     Realized Capital Gain                                                --              --                 --                --
                                                                  ----------------------------------------------------------------
          Total Distributions                                         (2,697)         (1,615)            (6,484)           (3,500)
                                                                  ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                           46,356          21,055            249,262           104,812
     Issued in Lieu of Cash Distributions                              2,397           1,399              4,965             2,711
     Redeemed                                                         (3,726)         (2,724)           (12,772)           (3,299)
                                                                  ----------------------------------------------------------------
          Net Increase from Capital Share Transactions                45,027          19,730            241,455           104,224
----------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                   56,637          24,391            344,773           136,182
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                63,128          38,737            234,519            98,337
                                                                  ----------------------------------------------------------------
     End of Year                                                    $119,765         $63,128           $579,292          $234,519
==================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                            3,382           1,728             13,396             7,344
     Issued in Lieu of Cash Distributions                                169             112                254               180
     Redeemed                                                           (273)           (224)              (671)             (233)
                                                                  ----------------------------------------------------------------
          Net Increase in Shares Outstanding                           3,278           1,616             12,979             7,291
==================================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                          CAPITAL APPRECIATION
                                                                                                PORTFOLIO
                                                                                   ----------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------
                                                                                          1997                  1996
                                                                                         (000)                 (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                            $  5,003              $  3,593
     Realized Net Gain (Loss)                                                           (7,186)               (8,847)
     Change in Unrealized Appreciation (Depreciation)                                  165,146                80,776
                                                                                   ----------------------------------
          Net Increase in Net Assets Resulting from Operations                         162,963                75,522
                                                                                   ----------------------------------
DISTRIBUTIONS
     Net Investment Income                                                              (5,247)               (3,520)
     Realized Capital Gain                                                                  --                    --
                                                                                   ----------------------------------
          Total Distributions                                                           (5,247)               (3,520)
                                                                                   ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                            233,347               194,035
     Issued in Lieu of Cash Distributions                                                4,508                 2,907
     Redeemed                                                                          (20,455)               (5,786)
                                                                                   ----------------------------------
          Net Increase from Capital Share Transactions                                 217,400               191,156
---------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                    375,116               263,158
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                                 517,391               254,233
                                                                                   ----------------------------------
     End of Year                                                                      $892,507              $517,391
=====================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                             12,712                13,509
     Issued in Lieu of Cash Distributions                                                  229                   180
     Redeemed                                                                           (1,141)                 (405)
                                                                                   ----------------------------------
          Net Increase in Shares Outstanding                                            11,800                13,284
=====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

       The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               BALANCED PORTFOLIO
                                                                                   YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------------     JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                1997           1996            1995    DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $12.92         $11.85         $  9.79           $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                     .37            .36             .31              .09
     Net Realized and Unrealized Gain (Loss) on Investments                   1.75           1.07            2.07             (.21)
                                                                          ---------------------------------------------------------
          Total from Investment Operations                                    2.12           1.43            2.38             (.12)
                                                                          ---------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                     (.37)          (.36)           (.32)            (.09)
     Distributions from Realized Capital Gains                                  --             --              --               --
                                                                          ---------------------------------------------------------
          Total Distributions                                                 (.37)          (.36)           (.32)            (.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $14.67         $12.92          $11.85          $  9.79
===================================================================================================================================

TOTAL RETURN**                                                              16.55%         12.21%          24.52%           -1.40%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                     $120            $63             $39              $17
     Ratio of Total Expenses to Average Net Assets                           0.17%          0.20%           0.20%               0%
     Ratio of Net Investment Income to Average Net Assets                    2.77%          3.04%           3.06%           2.88%+
     Portfolio Turnover Rate                                                    7%             5%              5%               0%
     Average Commission Rate Paid                                           $.0140         $.0216             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was July 25, 1994, to September 5,
  1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

 +Annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         GROWTH AND INCOME PORTFOLIO
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            ----------------------------------          JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  1997           1996           1995    DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $15.89         $13.16         $ 9.77          $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                       .29            .27            .25             .09
     Net Realized and Unrealized Gain (Loss) on Investments                     4.98           2.74           3.39            (.23)
                                                                            -------------------------------------------------------
          Total from Investment Operations                                      5.27           3.01           3.64            (.14)
                                                                            -------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                       (.28)          (.28)          (.25)           (.09)
     Distributions from Realized Capital Gains                                    --             --             --              --
                                                                            -------------------------------------------------------
          Total Distributions                                                   (.28)          (.28)          (.25)           (.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $20.88         $15.89         $13.16           $9.77
===================================================================================================================================

TOTAL RETURN**                                                                33.31%         23.03%         37.53%          -1.70%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                       $579           $235            $98             $31
     Ratio of Total Expenses to Average Net Assets                             0.17%          0.20%          0.20%          0.20%+
     Ratio of Net Investment Income to Average Net Assets                      1.62%          2.04%          2.37%          2.82%+
     Portfolio Turnover Rate                                                      2%             7%             6%              0%
     Average Commission Rate Paid                                             $.0130         $.0199            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was July 25, 1994, to September 5,
  1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

 +Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CAPITAL APPRECIATION PORTFOLIO
                                                                                  YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------   JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  1997           1996            1995  DEC. 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $15.95         $13.28         $  9.95        $10.00
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                       .11            .12             .08           .04
     Net Realized and Unrealized Gain (Loss) on Investments                     4.24           2.66            3.34          (.05)
                                                                              ----------------------------------------------------
          Total from Investment Operations                                      4.35           2.78            3.42          (.01)
                                                                              ----------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                       (.12)          (.11)           (.09)         (.04)
     Distributions from Realized Capital Gains                                    --             --              --            --
                                                                              ----------------------------------------------------
          Total Distributions                                                   (.12)          (.11)           (.09)         (.04)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $20.18         $15.95          $13.28       $  9.95
==================================================================================================================================

TOTAL RETURN**                                                                27.29%         20.92%          34.38%        -0.50%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                       $893           $517            $254           $70
     Ratio of Total Expenses to Average Net Assets                             0.17%          0.20%           0.20%        0.20%+
     Ratio of Net Investment Income to Average Net Assets                      0.70%          0.91%           0.97%        1.26%+
     Portfolio Turnover Rate                                                      4%            12%              7%            1%
     Average Commission Rate Paid                                             $.0199         $.0214             N/A           N/A
----------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was July 25, 1994, to September 5,
  1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.

 +Annualized

NOTES TO FINANCIAL STATEMENTS

Vanguard Tax-Managed Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Balanced, Growth and Income, and Capital Appreciation Portfolios.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities held by the Growth and Income Portfolio are valued at the latest quoted bid prices; such securities held by the Capital Appreciation Portfolio and the equity portion of the Balanced Portfolio are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Growth and Income Portfolio and the
Capital Appreciation Portfolio, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts on municipal bonds are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1997, the Fund had contributed capital aggregating $102,000 to Vanguard (included in Other Assets), representing 0.5% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

C. During the year ended December 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                               (000)
                                               ---------------------------------
PORTFOLIO                                      PURCHASES                   SALES
--------------------------------------------------------------------------------
Balanced                                       $  48,974                $  6,452
Growth and Income                                247,129                   6,836
Capital Appreciation                             244,157                  26,906
--------------------------------------------------------------------------------

    At December 31, 1997, the Fund had available realized capital losses to offset future net capital gains through the following fiscal year-ends:

-----------------------------------------------------------------------------------------
                                                        EXPIRATION
                                                    FISCAL YEAR(S) ENDING          AMOUNT
PORTFOLIO                                             DECEMBER 31,                  (000)
-----------------------------------------------------------------------------------------
Balanced                                                 2003-2006                $   796
Growth and Income                                        2003-2005                  1,650
Capital Appreciation                                     2003-2006                 17,474
-----------------------------------------------------------------------------------------

D. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

---------------------------------------------------------------------------------------------------------------
                                                                            (000)
                                              -----------------------------------------------------------------
                                              APPRECIATED                DEPRECIATED             NET UNREALIZED
PORTFOLIO                                     SECURITIES                 SECURITIES               APPRECIATION
---------------------------------------------------------------------------------------------------------------
Balanced                                         $ 23,338                  $ (1,362)                  $ 21,976
Growth and Income                                 157,660                    (4,246)                   153,414
Capital Appreciation                              305,567                   (17,225)                   288,342
---------------------------------------------------------------------------------------------------------------

E. The market value of Capital Appreciation Portfolio securities on loan to brokers/dealers at December 31, 1997, was $8,857,000, for which the Portfolio held cash collateral of $10,595,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Tax-Managed Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Growth and Income Portfolio, and Capital Appreciation Portfolio (constituting Vanguard Tax-Managed Fund, hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD TAX-MANAGED FUND

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

         The Balanced Portfolio designates 86.99% of its income dividends as exempt-interest dividends.

         For corporate shareholders, the following percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

-------------------------------------------------------------
Balanced Portfolio                                      100%*
Growth and Income Portfolio                             100
Capital Appreciation Portfolio                          100
-------------------------------------------------------------

*The percentage applies only to the taxable ordinary income that has been reported on Form 1099-DIV.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing
Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500," "Standard & Poor's," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
    Aggressive Growth Portfolio
    Capital Opportunity Portfolio
    Global Equity Portfolio
Index Trust
    500 Portfolio
    Extended Market Portfolio
    Growth Portfolio
    Small Capitalization Stock
      Portfolio
    Total Stock Market Portfolio
    Value Portfolio
Institutional Index Fund
International Equity Index Fund
    Emerging Markets Portfolio
    European Portfolio
    Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
    Energy Portfolio
    Gold & Precious Metals
      Portfolio
    Health Care Portfolio
    REIT Index Portfolio
    Utilities Income Portfolio
Tax-Managed Fund
    Capital Appreciation
      Portfolio
    Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
    U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
    Global Asset Allocation
      Portfolio
LifeStrategy Portfolios
    Conservative Growth
      Portfolio
    Growth Portfolio
    Income Portfolio
    Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
    Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term U.S. Treasury
      Portfolio
Bond Index Fund
    Intermediate-Term Bond
      Portfolio
    Long-Term Bond Portfolio
    Short-Term Bond Portfolio
    Total Bond Market Portfolio
Fixed Income Securities Fund
    GNMA Portfolio
    High Yield Corporate Portfolio
    Intermediate-Term Corporate
      Portfolio
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term Corporate
      Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term Corporate
      Portfolio
    Short-Term Federal Portfolio
    Short-Term U.S. Treasury
      Portfolio
Municipal Bond Fund
    High-Yield Portfolio
    Insured Long-Term Portfolio
    Intermediate-Term Portfolio
    Limited-Term Portfolio
    Long-Term Portfolio
    Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
    U.S. Treasury Money Market
      Portfolio
Money Market Reserves
    Federal Portfolio
    Prime Portfolio
Municipal Bond Fund
    Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
    (CA, NJ, NY, OH, PA)


Q870-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.